                                                                    Exhibit 99.1

                                     [LOGO]
                                   MACK-CALI
                               Realty Corporation

                               FOURTH QUARTER 2000

                    Supplemental Operating and Financial Data

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                                      INDEX

                                                                          PAGE/S
                                                                          ------
I.   COMPANY BACKGROUND
o    About the Company/Other Corporate Data..................................5
o    Board of Directors/Executive Officers...................................6
o    Equity Research Coverage/Company Contact Information....................7

II.  FINANCIAL HIGHLIGHTS
o    Quarterly/Annual Summary................................................9
o    Property Sales/Development.............................................10
o    Financing Activities/Leasing Information...............................11
o    Key Financial Data.....................................................12
o    Same-Store Results and Analysis........................................13
o    Unconsolidated Joint Ventures Summary...............................14-16
o    Select Financial Ratios................................................17
o    Debt Analysis:
o    Debt Breakdown/Future Repayments.......................................18
o    Debt Maturities........................................................19
o    Debt Detail............................................................20

III. FINANCIAL STATEMENTS
o    Consolidated Statements of Operations..................................22
o    Consolidated Balance Sheets............................................23
o    Consolidated Statement of Changes in Stockholders' Equity..............24
o    Statements of Funds from Operations and Cash Available for
     Distribution...........................................................25
o    Reconciliation of Basic-to-Diluted Shares/Units........................26

IV.  VALUE CREATION PIPELINE
o    Operating Property Acquisitions .......................................28
o    Properties Placed in Service...........................................29
o    Summary of Construction Projects.......................................30
o    Summary of Land Parcels................................................31
o    Rental Property Sales/Rental Property Held for Sale....................32

V.   PORTFOLIO/ LEASING STATISTICS
o    Leasing Statistics..................................................34-43
o    Market Diversification (25 MSA's)......................................44
o    Industry Diversification (Top 30 Tenant Industries)....................45
o    Consolidated Portfolio Analyses:
         Breakdowns by:
         (a) Number of Properties...........................................46
         (b) Square Footage.................................................47
         (c) Base Rental Revenue............................................48
         (d) Percentage Leased..............................................49
o    Consolidated Property Listing (by Property Type)....................50-69
o    Significant Tenants (Top 20 Tenants)...................................70
o    Schedules of Lease Expirations (by Property Type)...................71-74


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

Estimates of future Funds From Operations per share are by definition, and certain other matters discussed in this literature may constitute, forward-looking statements within the meaning of the Federal Securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office, office/flex and industrial/warehouse properties; interest rate levels; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, and annual reports on Form 10-K and Form 10-K/A.

================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                             I. COMPANY BACKGROUND


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                              I. COMPANY BACKGROUND

                                About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.7 billion at December 31, 2000. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly traded REIT since 1994. Mack-Cali owns or has interests in 267 properties, primarily class A office and office/flex buildings, totaling approximately 28.2 million square feet, serving as home to over 2,400 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9.0 million square feet of additional commercial space.

                                     History

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company named Cali Realty Corporation, traded on the New York Stock Exchange as CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    Strategy

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast, with a presence in California.

                                     Summary
                            (as of December 31, 2000)

       Corporate Headquarters             Cranford, New Jersey
       Fiscal Year End                    12/31
       Total Properties                   267
       Total Square Feet                  28.2 million square feet
       Geographic Diversity               11 states and the District of Columbia
       New Jersey Presence                13.6 million square feet
       Northeast Presence                 21.7 million square feet
       Common Shares and
         Units Outstanding                71.3 million
       Dividend-- Quarter/Annualized      $0.61/$2.44
       Dividend Yield                     8.5%
       Total Market Capitalization        $3.7 billion
       Insider Ownership                  17.5%
       Senior Debt Rating                 BBB (S&P and Fitch);
                                            Baa3 (Moody's)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Board of Directors

                     William L. Mack, Chairman of the Board

       John J. Cali, Chairman Emeritus                Mitchell E. Hersh

       Martin S. Berger                               Earle I. Mack

       Brendan T. Byrne                               Alan G. Philibosian

       John R. Cali                                   Irvin D. Reid

       Nathan Gantcher                                Vincent Tese

       Martin D. Gruss                                Roy J. Zuckerberg

                               Executive Officers

     Mitchell E. Hersh, Chief Executive Officer

     Timothy M. Jones, President

     Barry Lefkowitz, Executive Vice President and Chief Financial Officer

     Roger W. Thomas, Executive Vice President, General Counsel and Secretary

     Michael A. Grossman, Executive Vice President


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                            Equity Research Coverage

Banc of America Securities                      Goldman Sachs
Lee T. Schalop/ Alexis Hughes                   James Kammert
(212) 847-5677/ (212) 847-5705                  (212) 855-0670

Bear, Stearns & Co., Inc.                       Green Street Advisors
Ross Smotrich                                   James Sullivan
(212) 272-8046                                  (949) 640-8780

CS First Boston                                 Lehman Brothers
Lawrence Raiman                                 David Shulman/ Stuart Axelrod
(212) 538-2380                                  (212) 526-3413/ (212) 526-3410

Deutsche Banc Alex. Brown                       Merrill Lynch
Louis Taylor                                    Rahul Bhattacharjee/ Steve Sakwa
(212) 469-4912                                  (212) 449-1920/ (212) 449-0335

Dresdner Kleinwort Benson                       Morgan Stanley Dean Witter
Sheila McGrath                                  Greg Whyte
(212) 429-3442                                  (212) 761-6331

First Union                                     Salomon Smith Barney
Christopher Haley                               Jonathan Litt/ Gary Boston
(443) 263-6773                                  (212) 816-0231/ (212) 816-1383

                           Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000      Web:    www.mack-cali.com
Fax:   (908) 272-6755      E-mail: investorrelations@mack-cali.com


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                            II. FINANCIAL HIGHLIGHTS


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                            II. Financial Highlights

                            Quarterly/ Annual Summary

Funds from Operations ("FFO"), after adjustment for straight-lining of rents and non-recurring charges, for the quarter ended December 31, 2000, amounted to $64.5 million, or $0.89 per share, versus $62.0 million, or $0.85 per share, for the quarter ended December 31, 1999, a per share increase of 4.7 percent. For the year ended December 31, 2000, FFO, after adjustment for straight-lining of rents and non-recurring charges, amounted to $262.1 million, or $3.59 per share, versus $244.2 million, or $3.31 per share, for the same period last year. This represented an increase of 8.5 percent on a per share basis.

Cash available for distribution (CAD) for the fourth quarter 2000 equaled $51.2 million, or $0.70 per share, versus $53.4 million, or $0.73 per share, for the same quarter last year, a decrease of 4.1 percent on a per share basis. For the year ended December 31, 2000, CAD equaled $214.3 million, or $2.93 per share, versus $211.3 million, or $2.86 per share, for the same period last year. This represented a current year increase of 2.4 percent on a per share basis.

Total revenues for the fourth quarter 2000 increased 2.3 percent to $143.9 million from $140.6 million for the same quarter last year. For the year ended December 31, 2000, total revenues amounted to $576.2 million, an increase of 4.5 percent over the $551.5 million of total revenues for the same period last year.

Income from operations before minority interest in Operating Partnership for the fourth quarter 2000 equaled $43.9 million, or $0.61 per share, versus $43.6 million, or $0.60 per share, for the same quarter last year, a per share increase of 1.7 percent. Income from operations before minority interest in Operating Partnership for the year ended December 31, 2000 equaled $178.2 million, or $2.44 per share, versus $167.1 million, or $2.26 per share, for the same period last year, a per share increase of 8.0 percent. Income from operations before minority interest in Operating Partnership excludes gains on sales of rental property and non-recurring charges.

All per share amounts presented are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 56,980,893 shares of common stock, 7,963,725 common operating partnership units and 220,340 $1,000-face-value preferred operating partnership units outstanding as of year end. The outstanding preferred units are convertible into 6,359,019 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,303,637 shares/common units outstanding at December 31, 2000.

As of December 31, 2000, the Company had total indebtedness of approximately $1.63 billion, with a weighted average annual interest rate of 7.29 percent. Mack-Cali's total market capitalization was $3.7 billion at December 31, 2000. The Company had a debt-to-undepreciated assets ratio of 40.9 percent. The Company had an interest coverage ratio of 3.50 times for the quarter ended December 31, 2000.

As part of the Company's strategy reflecting a sharpened focus on its core Northeast markets, the following is a summary of recent activities:


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                                 Property Sales

In November 2000, the Company exited a non-core market by selling its sole asset in Nebraska. The Brandeis Building, a 320,000 square-foot office property located in Omaha, was sold for $12.5 million. Proceeds from the sale are being reinvested in opportunities in the Northeast.

Phase I of the Company's ongoing capital recycling program, the sale of its Houston and San Antonio assets, is well underway. The Company is in active negotiations for the sale of a significant portion of these assets.

The Company is actively marketing for the sales of several other properties including the Company's sole assets in Iowa and Florida, the Company's properties in Colorado Springs, and the Tenby Chase apartments, a non-core multi-family residential complex located in Delran, New Jersey.

                                   Development

Progress continues on three of the Company's newest development projects at its Harborside Financial Center located on the Hudson River waterfront in Jersey City, New Jersey, as follows:

--   Plaza 10, a 19-story, 575,000 square-foot office building is 100 percent pre-leased to Charles Schwab & Co., Inc. and will be the site of its newly expanded East Coast regional headquarters. The Class A office project is expected to be completed in the third quarter 2002.

--   Plaza 5, a 34-story, 980,000 square-foot Class A office tower with a
      1,270-car parking garage pedestal, is under construction and expected to be completed in the third quarter 2002. The Company has exciting prospects for the project. This state-of-the-art corporate center will provide breathtaking views of the Manhattan skyline.

--   Hyatt Regency South Pier Hotel is a 350-room luxury hotel that will be built on the south pier of Harborside through a joint venture with Hyatt. Completion of this project is anticipated in the third quarter 2002.

Other development projects include:

--   Mack-Cali's newly completed 220,000 square-foot Class A office property at
      105 Eisenhower Parkway in Roseland, New Jersey was placed in-service in January 2001. Arthur Andersen, a long-time Mack-Cali tenant, pre-leased 50 percent of the space.

--   The Company's 183,000 square-foot, Class A office property located in the
      Denver Tech Center in Denver, Colorado is on schedule to be completed by the end of the first quarter 2001. The building is 62 percent pre-leased to URS Greiner Woodward Clyde.

                              Financing Activities

In December 2000, the Company issued $15 million of 7.835 percent, 10-year senior unsecured notes. Net proceeds from the issuance were used primarily to pay down outstanding borrowings under the Company's revolving credit facilities.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

In January 2001, the Company issued $300 million of 7.75 percent, 10-year senior unsecured notes. Net proceeds from the issuance were also used primarily to pay down outstanding borrowings on the Company's credit facilities.

Both issuances of senior unsecured notes were rated BBB by Standard & Poor's, Baa3 by Moody's and BBB by Fitch, Inc.

Since the September 2000 increased authorization to the Company's Share Repurchase Program, the Company has purchased 2.1 million shares of its outstanding common stock at an aggregate cost of approximately $57.5 million through February 21, 2001. The Company may purchase from time to time in open market transactions at prevailing prices or through privately negotiated transactions up to an additional $92.5 million of its common stock.

                               Leasing Information

Mack-Cali's consolidated in-service portfolio was 96.8 percent leased at December 31, 2000, compared to 96.7 percent at September 30, 2000.

For the quarter ended December 31, 2000, the Company executed 173 leases totaling 1,075,815 square feet, consisting of 788,241 square feet of office space and 287,574 square feet of office/flex space. Of these totals, 633,952 square feet were for new leases and 441,863 square feet were for lease renewals and other tenant retention transactions.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Key Financial Data

                                                          As of or for the three months ended
===================================================================================================================

                                        12/31/00          9/30/00         6/30/00          3/31/00         12/31/99
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Shares and Units:
Common Shares Outstanding             56,980,893       58,698,648      58,782,808       58,489,135       58,446,552
Common Units Outstanding (1)          14,322,744       14,431,329      14,515,086       14,734,548       14,771,431
Combined Shares and Units             71,303,637       73,129,977      73,297,894       73,223,683       73,217,983
Weighted Average- Basic (2)           65,772,459       66,728,711      66,626,649       66,428,219       66,468,799
Weighted Average- Diluted (3)         72,440,367       73,353,028      73,283,803       73,191,200       73,272,048

Common Share Price ($'s):
At the end of the period                 28.5625          28.1875         25.6875          25.5000          26.0625
High during period                       28.8750          28.6250         28.4375          26.6250          26.8125
Low during period                        25.7500          25.0625         24.4375          22.7500          23.1250

Market Capitalization:
($'s in thousands except ratios)
Market Value of Equity (4)             2,038,535        2,063,276       1,882,840        1,951,701        1,991,844
Total Debt                             1,628,512        1,534,327       1,487,277        1,528,503        1,490,175
Total Market Capitalization            3,667,047        3,597,603       3,370,117        3,480,204        3,482,019
Total Debt/ Total Market
  Capitalization                          44.41%           42.65%          44.13%           43.92%           42.80%

Financials:
($'s in thousands except
  ratios and per share amounts)
Total Assets                           3,676,977        3,646,162       3,628,104        3,650,756        3,629,601
Book Value of Real Estate Assets
  (before accumulated depreciation)    3,704,354        3,673,913       3,654,866        3,692,714        3,654,845
Total Liabilities                      1,774,239        1,693,230       1,654,629        1,665,703        1,648,844
Total Minority Interests                 449,448          453,164         455,645          539,214          538,875
Total Stockholders' Equity             1,453,290        1,499,768       1,517,830        1,445,839        1,441,882
Total Revenues                           143,903          143,382         145,889          142,979          140,600
Capitalized Interest                       4,042            3,293           2,335            1,854            2,114
Scheduled Principal Payments                 772              685             723              880              601
Interest Coverage Ratio                     3.50             3.65            3.71             3.66             3.37
Fixed Charge Coverage Ratio                 2.62             2.79            2.71             2.75             2.70
Funds from Operations (5)                 64,535           64,984          66,433           66,119           62,022
FFO per Share--diluted (5)                  0.89             0.89            0.91             0.90             0.85
Cash Avail. For Distribution (6)          51,248           53,591          54,119           55,363           53,430
CAD per Share--diluted (6)                  0.70             0.73            0.74             0.76             0.73
Dividends Declared per Share                0.61             0.61            0.58             0.58             0.58
FFO Payout Ratio--diluted (5)             68.47%           68.86%          63.98%           64.20%           68.52%
CAD Payout Ratio--diluted (6)             86.23%           83.49%          78.54%           76.68%           79.54%

Portfolio Size:
Properties                                   267              268             266              266              259
Total Square Footage                  28,215,060       28,532,779      28,411,314       28,990,497       28,612,747
Sq. Ft. Leased at End of Period (7)        96.8%            96.7%           96.9%            96.7%            96.5%
===================================================================================================================

(1)   Includes preferred units on a converted basis into common units.
(2) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(3) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(4) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(5) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(6) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(7)   Reflects square feet leased at the Company's consolidated properties only.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                         Same Store Results and Analysis
                             (dollars in thousands)

=====================================================================================================
                                         For the three months ended
                                          12/31/00         12/31/99           Change        % Change
-----------------------------------------------------------------------------------------------------
Property Revenues                         $130,698         $124,776           $5,922             4.7
Less: Straight-line rent adjustment         (3,073)          (2,412)            (661)           27.4
                                        -------------------------------------------------------------
Total Property Revenues                    127,625          122,364            5,261             4.3
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                           13,421           13,226              195             1.5
Utilities                                    9,522            9,999             (477)           (4.8)
Operating Services                          17,785           17,668              117             0.7
                                        -------------------------------------------------------------
Total Property Expenses:                    40,728           40,893             (165)           (0.4)

Net Operating Income                       $86,897          $81,471           $5,426             6.7
                                        =============================================================
Percentage Leased at
  Period End                                  97.0%           96.3%
                                        ===========================

Total Properties:                              242

Total Square Footage:                   25,236,220
=====================================================================================================

=====================================================================================================
                                             For the year ended
                                          12/31/00         12/31/99           Change        % Change
-----------------------------------------------------------------------------------------------------
Property Revenues                         $509,697         $491,879          $17,818             3.6
Less: Straight-line rent adjustment        (10,902)         (12,069)           1,167            (9.7)
                                        -------------------------------------------------------------
Total Property Revenues                    498,795          479,810           18,985             4.0
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                           55,163           53,376            1,787             3.3
Utilities                                   38,787           37,845              942             2.5
Operating Services                          63,308           61,531            1,777             2.9
                                        -------------------------------------------------------------
Total Property Expenses:                   157,258          152,752            4,506             2.9

Net Operating Income                      $341,537         $327,058          $14,479             4.4
                                        =============================================================
Percentage Leased at
  Period End                                  97.0%           96.5%
                                        ===========================

Total Properties:                              237

Total Square Footage:                   24,886,123
=====================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                      Unconsolidated Joint Ventures Summary
                             (dollars in thousands)

                   Breakdown of Unconsolidated Joint Ventures

==================================================================================================================================
                                                                                                                       Company's
                                                          Number of                             Percent     Square     Effective
Joint Venture Name                     Property           Buildings        Location             Leased       Feet      Ownership %
----------------------------------------------------------------------------------------------------------------------------------
Office Properties:
Pru-Beta 3                     Nine Campus Drive              1        Parsippany, NJ             98.9%     156,495      50.0%
HPMC                           Continental Grand II           1        El Segundo, CA            100.0%     239,085      50.0%
HPMC                           Lava Ridge                     3        Roseville, CA              89.2%     183,200      50.0%
HPMC                           Stadium Gateway                1        Anaheim, CA                32.0%     261,554      32.5%
G&G Martco                     Convention Plaza               1        San Francisco, CA         100.0%     305,618      50.0%
Ashford Loop Associates, LP    1001 South Dairy Ashford       1        Houston, TX                98.8%     130,000      20.0%
Ashford Loop Associates, LP    2100 West Loop South           1        Houston, TX                90.8%     168,000      20.0%

Office/Flex Properties:
HPMC                           Summit Ridge                   3        San Diego, CA             100.0%     133,841      50.0%
Ramland RealtyAssociates,
  L.L.C.                       One Ramland Road               1        Orangeburg, NY             80.6%     232,000      50.0%

Multi-Use:
HPMC                           Pacific Plaza                  2        Daly City, CA              57.2%     471,379      32.5%
American Financial Exchange
  L.L.C.                       Parking Lot (1)                --       Jersey City, NJ              n/a         n/a      50.0%
==================================================================================================================================

(1) The joint venture has commenced construction on a 575,000 square-foot office building on a portion of this land.

                       Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2000 and December 31, 1999:

                                                                       December 31, 2000
                                 ----------------------------------------------------------------------------------------------
                                                                       American
                                                            G&G        Financial   Ramland     Ashford                 Combined
                                 Pru-Beta 3     HPMC       Martco      Exchange    Realty        Loop       ARCap        Total
-------------------------------------------------------------------------------------------------------------------------------
Assets:
   Rental property, net           $ 20,810    $ 78,119    $ 10,589     $ 13,309    $ 38,497    $ 37,777    $     --    $199,101
   Other assets                      2,690      27,082       2,418       11,851       9,729         900     310,342     365,012
-------------------------------------------------------------------------------------------------------------------------------
   Total assets                   $ 23,500    $105,201    $ 13,007     $ 25,160    $ 48,226    $ 38,677    $310,342    $564,113
===============================================================================================================================

Liabilities and partners'/
members' capital:
   Mortgages and loans payable    $     --    $ 63,486    $ 50,000     $     --    $ 33,966    $     --    $129,562    $277,014
   Other liabilities                   160       5,035       1,392        9,400       1,785       1,027       3,750      22,549
   Partners'/members' capital       23,340      36,680     (38,385)      15,760      12,475      37,650     177,030     264,550
-------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital     $ 23,500    $105,201    $ 13,007     $ 25,160    $ 48,226    $ 38,677    $310,342    $564,113
===============================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                 $ 16,110    $ 35,079    $  3,973     $ 15,809    $  2,782    $  7,874    $ 19,811    $101,438
-------------------------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                       Joint Venture Financial Information
                                   (continued)

                                                                       December 31, 1999
                                 ----------------------------------------------------------------------------------------------
                                                                       American
                                                            G&G        Financial   Ramland     Ashford                 Combined
                                 Pru-Beta 3     HPMC       Martco      Exchange    Realty        Loop       ARCap        Total
-------------------------------------------------------------------------------------------------------------------------------
Assets:
   Rental property, net           $ 21,817    $ 72,148    $ 11,552     $ 10,695    $ 19,549    $ 31,476    $     --    $167,237
   Other assets                      3,319       6,427       2,571          773       5,069         768     239,441     258,368
-------------------------------------------------------------------------------------------------------------------------------
   Total assets                   $ 25,136    $ 78,575    $ 14,123     $ 11,468    $ 24,618    $ 32,244    $239,441    $425,605
===============================================================================================================================

Liabilities and partners'/
members' capital:
   Mortgages and loans payable    $     --    $ 41,274    $ 43,081     $     --    $ 17,300    $     --    $108,407    $210,062
   Other liabilities                   186       7,254       1,383            2       1,263       3,536      36,109      49,733
   Partners'/members' capital       24,950      30,047     (30,341)      11,466       6,055      28,708      94,925     165,810
-------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital     $ 25,136    $ 78,575    $ 14,123     $ 11,468    $ 24,618    $ 32,244    $239,441    $425,605
===============================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                 $ 17,072    $ 23,337    $  8,352     $ 11,571    $  2,697    $  6,073    $ 20,032    $ 89,134
-------------------------------------------------------------------------------------------------------------------------------

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months and years ended December 31, 2000 and 1999:

                                                                      Three Months Ended December 31, 2000
                                      --------------------------------------------------------------------------------------------
                                                                           American
                                                                 G&G       Financial   Ramland     Ashford                Combined
                                      Pru-Beta 3     HPMC       Martco     Exchange    Realty        Loop       ARCap       Total
----------------------------------------------------------------------------------------------------------------------------------
Total revenues                         $ 1,307     $ 3,063     $ 2,631     $   230     $   987     $ 1,649     $ 3,424     $13,291
Operating and other expenses              (409)     (1,541)       (869)        (32)       (160)       (844)       (892)     (4,747)
Depreciation and amortization             (308)     (3,753)       (385)        (15)       (241)       (225)         70      (4,857)
Interest expense                            --      (2,315)     (1,095)         --        (394)         --        (564)     (4,368)
----------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                      $   590     $(4,546)    $   282     $   183     $   192     $   580     $ 2,038     $  (681)
==================================================================================================================================
Company's equity in earnings (loss)
of unconsolidated
joint ventures                         $   255     $ 2,519     $   (15)    $   183     $    96     $   116     $   500     $ 3,654
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Three Months Ended December 31, 1999
                                      --------------------------------------------------------------------------------------------
                                                                           American
                                                                 G&G       Financial   Ramland     Ashford                Combined
                                      Pru-Beta 3     HPMC       Martco     Exchange    Realty        Loop       ARCap       Total
----------------------------------------------------------------------------------------------------------------------------------
Total revenues                         $ 1,241     $   459     $ 2,439     $   250     $   846     $ 1,203     $ 4,095     $10,533
Operating and other expenses              (371)       (104)     (1,034)       (124)       (249)       (682)       (561)     (3,125)
Depreciation and amortization             (305)       (100)       (726)        (26)       (261)       (172)         --      (1,590)
Interest expense                            --        (119)       (855)         --         (45)         --        (627)     (1,646)
----------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                      $   565     $   136     $  (176)    $   100     $   291     $   349     $ 2,907     $ 4,172
==================================================================================================================================
Company's equity in earnings (loss)
of unconsolidated
joint ventures                         $   243     $    --     $  (213)    $   157     $   148     $    57     $   739     $ 1,131
----------------------------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                       Joint Venture Financial Information
                                   (continued)

                                                                    Year Ended December 31, 2000
                               ----------------------------------------------------------------------------------------------------
                                                                       American
                                                             G&G       Financial     Ramland      Ashford                  Combined
                               Pru-Beta 3       HPMC       Martco      Exchange      Realty         Loop       ARCap        Total
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                  $  5,028     $  9,254     $ 10,695     $  1,009     $  3,917     $  5,917     $ 19,931     $ 55,751
Operating and other expenses      (1,619)      (2,628)      (3,312)        (155)      (1,030)      (2,773)      (3,060)     (14,577)
Depreciation and amortization     (1,226)      (5,908)      (1,531)         (62)        (975)        (839)          --      (10,541)
Interest expense                      --       (4,535)      (4,084)          --       (1,547)          --       (5,045)     (15,211)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss)               $  2,183     $ (3,817)    $  1,768     $    792     $    365     $  2,305     $ 11,826     $ 15,422
===================================================================================================================================
Company's equity in earnings
of unconsolidated
joint ventures                  $    935     $  3,248     $    483     $    735     $    180     $    474     $  2,000     $  8,055
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    Year Ended December 31, 1999
                               ----------------------------------------------------------------------------------------------------
                                                                       American
                                                             G&G       Financial     Ramland      Ashford                  Combined
                               Pru-Beta 3       HPMC       Martco      Exchange      Realty         Loop       ARCap        Total
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                  $  4,938     $    459     $  9,011     $    917     $  1,426     $  4,162     $ 10,093     $ 31,006
Operating and other expenses      (1,505)        (104)      (3,238)        (287)        (352)      (2,327)      (3,774)     (11,587)
Depreciation and amortization     (1,234)        (100)      (1,422)         (96)        (439)        (551)          --       (3,842)
Interest expense                      --         (119)      (3,116)          --          (45)          --       (2,185)      (5,465)
-----------------------------------------------------------------------------------------------------------------------------------
Net income                      $  2,199     $    136     $  1,235     $    534     $    590     $  1,284     $  4,134     $ 10,112
===================================================================================================================================
Company's equity in earnings
   (loss) of unconsolidated
   joint ventures               $    827     $     --     $   (366)    $    541     $    298     $    233     $  1,060     $  2,593
-----------------------------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                             Select Financial Ratios

================================================================================
Ratios Computed For Industry                              December  31,
Comparisons:                                       2000                  1999
--------------------------------------------------------------------------------
Financial Position Ratios:
Total Debt/ Total Book                            44.29%                41.06%
   Capitalization Ratio
   (Book value) (%)

Total Debt/ Total Market                          44.41%                42.80%
   Capitalization Ratio
   (Market value) (%)

Total Debt/ Total Undepreciated                   40.85%                38.35%
   Assets (%)

Secured Debt/ Total Undepreciated                 12.08%                13.65%
   Assets (%)

--------------------------------------------------------------------------------

================================================================================
                                         Three Months Ended       Year Ended
                                            December 31,         December 31,
                                           2000      1999       2000      1999
--------------------------------------------------------------------------------
Operational Ratios:
Interest Coverage Ratio                     3.50      3.37       3.65      3.50
   (Funds from Operations+Interest
    Expense)/Interest Expense (x)

Debt Service Coverage Ratio                 3.40      3.29       3.55      3.39
   (Funds from Operations +
   Interest Expense)/(Interest Expense
   + Principal Amort.) (x)

Fixed Charge Coverage Ratio                 2.62      2.70       2.73      2.79
   (Funds from Operations +
   Interest Expense)/(Interest Expense
   + Capitalized Interest+Pref. Div.
   +Prin. Amort.+Ground Lease
   Payments)(x)

FFO Payout Ratio                          68.47%    68.52%     66.36%    68.26%
   (Dividends Declared/Funds from
   Operations (%))

CAD Payout Ratio                          86.23%    79.54%     81.14%    78.89%
   (Dividends Declared/ Cash
   Available for Distribution (%))

================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                                  Debt Analysis
                            (as of December 31, 2000)

                                 Debt Breakdown
                             (dollars in thousands)

========================================================================================================================
                                                                  Weighted Average Interest    Weighted Average Maturity
                                      Balance        % of Total             Rate                        in Years
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt            $  449,395            27.60%             7.08%                         4.58
Fixed Rate Unsecured Notes            798,099            49.00%             7.35%                         5.15
Variable Rate Secured Debt             32,178             1.98%             7.50%                         8.08
Variable Rate Unsecured Debt          348,840            21.42%             7.53%                         2.48
------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average:           $1,628,512           100.00%             7.29%                         4.48
========================================================================================================================

                                Future Repayments
                             (dollars in thousands)

========================================================================================================================
                                   Scheduled                                           Weighted Average Interest Rate of
Period                          Amortization            Maturities            Total          Future Repayments (1)
------------------------------------------------------------------------------------------------------------------------
2001                                 $ 3,239            $    4,211       $    7,450                  7.43%
2002                                   3,433                     0            3,433                  8.20%
2003                                   3,581               540,934          544,515                  7.44%
2004                                   2,420               309,863          312,283                  7.34%
2005                                   1,584               253,178          254,762                  7.13%
2006                                     (12)              150,000          149,988                  7.12%
2007                                    (177)                9,364            9,187                  7.04%
2008                                    (235)                    0             (235)                 7.49%
2009                                     (49)              332,178          332,129                  7.49%
2010                                       0                15,000           15,000                  7.92%
------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average:             $13,784            $1,614,728       $1,628,512                  7.29%
========================================================================================================================

(1) Assumes weighted average LIBOR at December 31, 2000 of 6.73 percent in calculating revolving credit facility and other variable rate debt interest rates.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                                 Debt Maturities
                             (dollars in thousands)

====================================================================================================================================
                           2001   2002       2003       2004       2005      2006     2007   2008        2009      2010       TOTALS
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt:
101 & 225 Executive Dr   $2,115                                                                                           $    2,115
Mack-Cali
  Morris Plains           2,096                                                                                                2,096
Mack-Cali Willowbrook                    $  6,811                                                                              6,811
400 Chestnut Ridge                                  $  9,863                                                                   9,863
Mack-Cali Centre VI                                            $ 35,000                                                       35,000
Prudential Portfolio                                            150,000                                                      150,000
Mack-Cali
  Bridgewater I                                                  23,000                                                       23,000
Mack-Cali
  Woodbridge II                                                  17,500                                                       17,500
Mack-Cali Short Hills                                            22,089                                                       22,089
500 West Putnam Ave                                               5,589                                                        5,589
Harborside Financial
   Center- Plaza 1                                                       $ 74,642                                             74,642
Harborside Financial
   Center- Plazas 2 & 3                                                    75,358                                             75,358
Mack-Cali Airport                                                                   $9,364                                     9,364
Kemble Plaza I                                                                                       $ 32,178                 32,178
------------------------------------------------------------------------------------------------------------------------------------
Total Secured Debt:      $4,211     --   $  6,811   $  9,863   $253,178  $150,000   $9,364     --    $ 32,178        --   $  465,605
====================================================================================================================================

Unsecured Debt:
Unsecured credit facility                $348,840                                                                         $  348,840
  7.18% unsecured notes
   due 12/03                              185,283                                                                            185,283
  7.00% unsecured notes
   due 3/04                                         $300,000                                                                 300,000
  7.25% unsecured notes
   due 3/09                                                                                          $300,000                300,000
  7.835% unsecured notes
   due 12/10                                                                                                    $15,000       15,000
------------------------------------------------------------------------------------------------------------------------------------
Total Unsecured Debt:        --     --   $534,123   $300,000         --        --       --     --    $300,000   $15,000   $1,149,123
====================================================================================================================================

====================================================================================================================================
Total Debt:              $4,211     --   $540,934   $309,863   $253,178  $150,000   $9,364     --    $332,178   $15,000   $1,614,728
====================================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                                   Debt Detail
                             (dollars in thousands)

                                                                                                 Principal Balance at
                                                                         Effective            ---------------------------
                                                                         Interest             December 31,   December 31,   Date of
Property Name                      Lender                                   Rate                 2000            1999       Maturity
------------------------------------------------------------------------------------------------------------------------------------
Senior Unsecured Notes: (1)
7.180% Senior Unsecured Notes      n/a                                     7.230%             $  185,283      $  185,283    12/31/03
7.000% Senior Unsecured Notes      n/a                                     7.270%                299,744         299,665    03/15/04
7.250% Senior Unsecured Notes      n/a                                     7.490%                298,072         297,837    03/15/09
7.835% Senior Unsecured Notes      n/a                                     7.918%                 15,000              --    12/15/10
------------------------------------------------------------------------------------------------------------------------------------
Total Senior Unsecured Notes:                                                                 $  798,099      $  782,785
------------------------------------------------------------------------------------------------------------------------------------

Revolving Credit Facilities:
2000 Unsecured Facility (2)        24 Lenders                    LIBOR +  80 basis points     $  348,840      $       --    06/22/03
1998 Unsecured Facility (3)        28 Lenders                    LIBOR +  90 basis points             --         177,000    06/22/00
Prudential Facility (4)            Prudential Securities         LIBOR + 110 basis points             --              --    06/29/01
------------------------------------------------------------------------------------------------------------------------------------
Total Revolving Credit Facilities:                                                            $  348,840      $  177,000
------------------------------------------------------------------------------------------------------------------------------------

Property Mortgages:
201 Commerce Drive                 Sun Life Assurance Co.                  6.240%             $       --      $    1,059    09/01/00
3 & 5 Terri Lane                   First Union National Bank               6.220%                     --           4,434    10/31/00
101 & 225 Executive Drive          Sun Life Assurance Co.                  6.270%                  2,198           2,375    06/01/01
Mack-Cali Morris Plains            Corestates Bank                         7.510%                  2,169           2,235    12/31/01
Mack-Cali Willowbrook              CIGNA                                   8.670%                  9,460          10,250    10/01/03
400 Chestnut Ridge                 Prudential Insurance Co.                9.440%                 13,588          14,446    07/01/04
Mack-Cali Centre VI                Principal Life Insurance Co.            6.865%                 35,000          35,000    04/01/05
Various (5)                        Prudential Insurance Co.                7.100%                150,000         150,000    05/15/05
Mack-Cali Bridgewater I            New York Life Ins. Co.                  7.000%                 23,000          23,000    09/10/05
Mack-Cali Woodbridge II            New York Life Ins. Co.                  7.500%                 17,500          17,500    09/10/05
Mack-Cali Short Hills              Prudential Insurance Co.                7.740%                 25,911          26,604    10/01/05
500 West Putnam Avenue             New York Life Ins. Co.                  6.520%                 10,069          10,784    10/10/05
Harborside - Plaza 1               U.S. West Pension Trust                 5.610%                 54,370          51,015    01/01/06
Harborside - Plazas 2 and 3        Northwestern/Principal                  7.320%                 95,630          98,985    01/01/06
Mack-Cali Airport                  Allstate Life Insurance Co.             7.050%                 10,500          10,500    04/01/07
Kemble Plaza II                    Mitsubishi Tr & Bk Co.             LIBOR+0.65%                     --          40,025    01/31/08
Kemble Plaza I                     Mitsubishi Tr & Bk Co.             LIBOR+0.65%                 32,178          32,178    01/31/09
------------------------------------------------------------------------------------------------------------------------------------
Total Property Mortgages:                                                                     $  481,573      $  530,390
------------------------------------------------------------------------------------------------------------------------------------

Total Debt:                                                                                   $1,628,512      $1,490,175
====================================================================================================================================

(1) Interest rate for unsecured notes reflects effective rate of debt, including cost of treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(2)   Total borrowing capacity under this facility is $800.0 million.
(3) In conjunction with obtaining the 2000 Unsecured Facility, the Company repaid in full and terminated the 1998 Unsecured Facility on June 22, 2000.
(4)   Total borrowing capacity under this facility is $100.0 million.
(5) The Company has the option to convert the mortgage loan, which is secured by 11 properties, to unsecured debt.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                            III. FINANCIAL STATEMENTS


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                            III. FINANCIAL STATEMENTS

                  Mack-Cali Realty Corporation and Subsidiaries
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                                                               Three Months Ended              Year Ended
                                                                                  December 31,                December 31,
Revenues                                                                       2000          1999          2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Base rents                                                                  $ 123,923     $ 119,188     $ 491,193     $ 469,853
Escalations and recoveries from tenants                                        13,430        16,127        58,488        62,182
Parking and other                                                               2,341         3,842        15,325        15,915
Equity in earnings of unconsolidated joint ventures                             3,654         1,131         8,055         2,593
Interest income                                                                   555           312         3,092           941
-------------------------------------------------------------------------------------------------------------------------------
      Total revenues                                                          143,903       140,600       576,153       551,484
-------------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Real estate taxes                                                              14,231        14,482        59,400        57,382
Utilities                                                                      10,038        10,525        42,035        41,580
Operating services                                                             19,292        18,709        70,711        69,689
General and administrative                                                      6,543         6,258        23,276        25,480
Depreciation and amortization                                                  23,641        19,808        92,088        87,209
Interest expense                                                               26,271        27,167       105,394       102,960
-------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                          100,016        96,949       392,904       384,300
-------------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interests                               43,887        43,651       183,249       167,184
Minority interest in partially-owned properties                                    --           (79)       (5,072)          (79)
-------------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in Operating Partnership       43,887        43,572       178,177       167,105
Minority interest in Operating Partnership (1)                                 (8,735)       (8,816)      (35,181)      (34,743)
-------------------------------------------------------------------------------------------------------------------------------
Income from operations                                                         35,152        34,756       142,996       132,362
Non-recurring charges (2)                                                          --            --       (32,666)      (14,336)
(Loss)/gain on sales of rental property (3)                                      (749)        1,713        75,008         1,713
-------------------------------------------------------------------------------------------------------------------------------

Net income                                                                  $  34,403     $  36,469     $ 185,338     $ 119,739
===============================================================================================================================

Per Share Data:
Income from operations-basic                                                $    0.61     $    0.60     $    2.45     $    2.27
Net income-basic                                                            $    0.60     $    0.63     $    3.18     $    2.05
Income from operations-diluted                                              $    0.61     $    0.60     $    2.44     $    2.26
Net income-diluted                                                          $    0.59     $    0.62     $    3.10     $    2.04
-------------------------------------------------------------------------------------------------------------------------------

Dividends declared per common share                                         $    0.61     $    0.58     $    2.38     $    2.26
-------------------------------------------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                                      57,788        58,187        58,338        58,385

Diluted weighted average shares outstanding                                    66,013        66,654        73,070        67,133
-------------------------------------------------------------------------------------------------------------------------------

(1) Excludes effect of minority interest's share of non-recurring charges and gain on sales of rental property.
(2) Net of minority interest's share of $4,473 and $2,122 for the year ended December 31, 2000 and 1999, respectively.
(3) Net of minority interest's share of $103 and $244 for the three months ended December 31, 2000 and 1999, respectively, and $10,345 and $244 for the year ended December 31, 2000 and 1999, respectively.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                  Mack-Cali Realty Corporation and Subsidiaries
                           Consolidated Balance Sheets
                    (in thousands, except per share amounts)

                                                                                       December 31,
                                                                                    2000            1999
-----------------------------------------------------------------------------------------------------------
Assets
Rental property
      Land and leasehold interests                                              $   561,210     $   549,096
      Buildings and improvements                                                  3,026,561       3,014,532
      Tenant improvements                                                           110,123          85,057
      Furniture, fixtures and equipment                                               6,460           6,160
-----------------------------------------------------------------------------------------------------------
                                                                                  3,704,354       3,654,845
Less - accumulated depreciation and amortization                                   (309,951)       (256,629)
-----------------------------------------------------------------------------------------------------------
      Total rental property                                                       3,394,403       3,398,216
Cash and cash equivalents                                                            13,179           8,671
Investments in unconsolidated joint ventures                                        101,438          89,134
Unbilled rents receivable                                                            50,499          53,253
Deferred charges and other assets, net                                              102,655          66,436
Restricted cash                                                                       6,557           7,081
Accounts receivable, net of allowance for doubtful accounts of $552 and $672          8,246           6,810
-----------------------------------------------------------------------------------------------------------

Total assets                                                                    $ 3,676,977     $ 3,629,601
===========================================================================================================

Liabilities and Stockholders' Equity
-----------------------------------------------------------------------------------------------------------
Senior unsecured notes                                                          $   798,099     $   782,785
Revolving credit facilities                                                         348,840         177,000
Mortgages and loans payable                                                         481,573         530,390
Dividends and distributions payable                                                  43,496          42,499
Accounts payable and accrued expenses                                                53,608          63,394
Rents received in advance and security deposits                                      31,146          36,150
Accrued interest payable                                                             17,477          16,626
-----------------------------------------------------------------------------------------------------------
      Total liabilities                                                           1,774,239       1,648,844
-----------------------------------------------------------------------------------------------------------

Minority interests:
Operating Partnership                                                               447,523         455,275
Partially-owned properties                                                            1,925          83,600
-----------------------------------------------------------------------------------------------------------
      Total minority interests                                                      449,448         538,875
-----------------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
Preferred stock, 5,000,000 shares authorized, none issued                                --              --
Common stock, $0.01 par value, 190,000,000 shares authorized,
      56,980,893 and 58,446,552 shares outstanding                                      570             584
Additional paid-in capital                                                        1,513,037       1,549,888
Dividends in excess of net earnings                                                 (57,149)       (103,902)
Unamortized stock compensation                                                       (3,168)         (4,688)
-----------------------------------------------------------------------------------------------------------
      Total stockholders' equity                                                  1,453,290       1,441,882
-----------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity                                      $ 3,676,977     $ 3,629,601
===========================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                  Mack-Cali Realty Corporation and Subsidiaries
            Consolidated Statement of Changes in Stockholders' Equity
                                 (in thousands)

                                                                  Additional     Dividends in    Unamortized        Total
                                                Common Stock       Paid-In        Excess of         Stock        Stockholders'
                                              Shares  Par Value    Capital       Net Earnings    Compensation       Equity
------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1999                  58,447     $584     $1,549,888     $  (103,902)    $    (4,688)    $ 1,441,882
   Net income                                     --       --             --         185,338              --         185,338
   Dividends                                      --       --             --        (138,585)             --        (138,585)
   Redemption of common units for
      shares of common stock                     448        5         14,234              --              --          14,239
   Proceeds from stock options exercised         117        1          2,499              --              --           2,500
   Deferred compensation plan for directors       --       --            111              --              --             111
   Amortization of stock compensation             --       --             --              --           1,672           1,672
   Adjustment to fair value of restricted
      stock                                       --       --            380              --            (283)             97
   Cancellation of Restricted Stock Awards        (5)      --           (131)             --             131              --
   Repurchase of common stock                 (2,026)     (20)       (55,494)             --              --         (55,514)
   Stock options charge                           --       --          1,550              --              --           1,550
------------------------------------------------------------------------------------------------------------------------------

   Balance at December 31, 2000               56,981     $570     $1,513,037     $   (57,149)    $    (3,168)    $ 1,453,290
==============================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                     Statements of Funds from Operations and
                         Cash Available for Distribution
              (dollars in thousands, except per share/unit amounts)

                                                               Three Months Ended                 Year Ended
                                                                   December 31,                  December 31,
==================================================================================================================
                                                               2000           1999           2000           1999
------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in
      Operating Partnership                                   $43,887        $43,572       $178,177       $167,105
    Add: Real estate depreciation and amortization (1)         24,178         20,592         94,250         89,731
                Gain on sale of land                               --             --          2,248             --
    Deduct: Adj. to rental income for straight-lining of
                Rents (2)                                      (3,530)        (2,142)       (12,604)       (12,596)
------------------------------------------------------------------------------------------------------------------
Funds from operations (3), after adjustment for
   straight-lining of rents and non-recurring charges         $64,535        $62,022       $262,071       $244,240
------------------------------------------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                      (1,378)          (405)        (5,472)        (3,499)
     Tenant improvements and leasing commissions              (11,909)        (8,187)       (42,278)       (29,405)
------------------------------------------------------------------------------------------------------------------
Cash available for distribution                               $51,248        $53,430       $214,321       $211,336
==================================================================================================================

Basic weighted average shares/units outstanding (4)            65,772         66,469         66,392         66,885
Diluted weighted average shares/units outstanding (5)          72,440         73,272         73,070         73,769

Per Share/Unit - Basic(6):
     Funds from operations                                      $0.92          $0.87          $3.71          $3.42
     Cash available for distribution                            $0.72          $0.75          $3.00          $2.93

Per Share/Unit - Diluted:
     Funds from operations                                      $0.89          $0.85          $3.59          $3.31
     Cash available for distribution                            $0.70          $0.73          $2.93          $2.86

Dividend per common share                                       $0.61          $0.58          $2.38          $2.26

Dividend payout ratios:
     Funds from operations-diluted                              68.47%         68.52%         66.36%         68.26%
     Cash available for distribution-diluted                    86.23%         79.54%         81.14%         78.89%

==================================================================================================================

(1) Includes the Company's share from unconsolidated joint ventures of $724 and $945 for the three months ended December 31, 2000 and 1999, respectively, and $2,928 and $3,166 for the year ended December 31, 2000 and 1999, respectively.
(2) Includes the Company's share from unconsolidated joint ventures of $6 and $47 for the three months ended December 31, 2000 and 1999, respectively, and $24 and $158 for the year ended December 31, 2000 and 1999, respectively.
(3) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(4) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(5) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(6) Amounts calculated after deduction for distributions to preferred unitholders of $3,879 and $3,869 for the three months ended December 31, 2000 and 1999, respectively, and $15,441 and $15,476 for the year ended December 31, 2000 and 1999, respectively.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                 Reconciliation of Basic-to-Diluted Shares/Units
                                 (in thousands)

The following schedule reconciles the Company's basic weighted average shares to basic and diluted weighted average shares/units:

                                           Three Months Ended      Year Ended
                                              December 31,        December 31,
                                             2000      1999      2000      1999
--------------------------------------------------------------------------------
Basic weighted average shares:              57,788    58,187    58,338    58,385
Add: Weighted average common units           7,984     8,282     8,054     8,500
--------------------------------------------------------------------------------
Basic weighted average shares/units:        65,772    66,469    66,392    66,885
Add: Weighted average preferred units
        (after conversion to common units)   6,427     6,618     6,485     6,636
Stock options                                  222       159       188       241
Restricted Stock Awards                         19        26         5         7
--------------------------------------------------------------------------------

Diluted weighted average shares/units:      72,440    73,272    73,070    73,769
================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                           IV. VALUE CREATION PIPELINE


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                           IV. VALUE CREATION PIPELINE

                         Operating Property Acquisitions
                             (dollars in thousands)

                                                   For the Year Ended December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Acquisition                                                                                    # of      Rentable     Investment by
   Date        Property/Portfolio Name               Location                                  Bldgs.   Square Feet    Company (1)
-----------------------------------------------------------------------------------------------------------------------------------
Office
5/23/00        555 & 565 Taxter Road                 Elmsford, Westchester County, NY            2        341,108        $42,980
6/14/00        Four Gatehall Drive                   Parsippany, Morris County, NJ               1        248,480         42,381
-----------------------------------------------------------------------------------------------------------------------------------
Total Office Property Acquisitions:                                                              3        589,588        $85,361
-----------------------------------------------------------------------------------------------------------------------------------

Office/Flex
3/24/00        Two Executive Drive (2)               Moorestown, Burlington County, NJ           1         60,800        $ 4,007
7/14/00        915 North Lenola Road (2)             Moorestown, Burlington County, NJ           1         52,488          2,542
-----------------------------------------------------------------------------------------------------------------------------------
Total Office/Flex Property Acquisitions:                                                         2        113,288        $ 6,549
-----------------------------------------------------------------------------------------------------------------------------------

Total Operating Property Acquisitions:                                                           5        702,876        $91,910
===================================================================================================================================

                                                   For the Year Ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Acquisition                                                                                    # of      Rentable     Investment by
   Date        Property/Portfolio Name               Location                                  Bldgs.   Square Feet    Company (3)
-----------------------------------------------------------------------------------------------------------------------------------
Office
3/05/99        Pacifica Portfolio - Phase III (4)    Colorado Springs, El Paso County, CO        2         94,737        $ 5,709
7/21/99        1201 Connecticut Avenue, NW           Washington, D.C.                            1        169,549         32,799
-----------------------------------------------------------------------------------------------------------------------------------
Total Office Property Acquisitions:                                                              3        264,286        $38,508
-----------------------------------------------------------------------------------------------------------------------------------

Office/Flex
12/21/99       McGarvey Portfolio- Phase III (2)     Moorestown, Burlington County, NJ           3        138,600        $ 8,012
-----------------------------------------------------------------------------------------------------------------------------------
Total Office/Flex Property Acquisitions:                                                         3        138,600        $ 8,012
-----------------------------------------------------------------------------------------------------------------------------------

Total Operating Property Acquisitions:                                                           6        402,886        $46,520
===================================================================================================================================

See footnotes to the above schedules on page 29.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Properties Placed in Service
                             (dollars in thousands)

                                                  For the Year Ended December 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
Date Placed                                                                                    # of       Rentable     Investment by
 in Service    Property Name                       Location                                   Bldgs.     Square Feet    Company (5)
------------------------------------------------------------------------------------------------------------------------------------
Office
9/01/00        Harborside Plaza 4-A (6)            Jersey City, Hudson County, NJ                1         207,670        $61,459
9/15/00        Liberty Corner Corp. Center         Bernards Township, Somerset County, NJ        1         132,010         17,430
------------------------------------------------------------------------------------------------------------------------------------
Total Properties Placed in Service:                                                              2         339,680        $78,889
====================================================================================================================================

                                                  For the Year Ended December 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
Date Placed                                                                                    # of       Rentable     Investment by
 in Service    Property Name                       Location                                   Bldgs.     Square Feet     Company(3)
------------------------------------------------------------------------------------------------------------------------------------
Office
8/09/99        2115 Linwood Avenue                 Fort Lee, Bergen County, NJ                   1          68,000        $ 8,147
11/01/99       795 Folsom Street (7)               San Francisco, San Francisco County, CA       1         183,445         37,337
------------------------------------------------------------------------------------------------------------------------------------
Total Office Properties Placed in Service:                                                       2         251,445        $45,484
------------------------------------------------------------------------------------------------------------------------------------

Office/flex
3/01/99        One Center Court                    Totowa, Passaic County, NJ                    1          38,961        $ 2,140
9/17/99        12 Skyline Drive (8)                Hawthorne, Westchester County, NY             1          46,850          5,023
12/10/99       600 West Avenue (8)                 Stamford, Fairfield County, CT                1          66,000          5,429
------------------------------------------------------------------------------------------------------------------------------------
Total Office/Flex Properties Placed in Service:                                                  3         151,811        $12,592
------------------------------------------------------------------------------------------------------------------------------------

Land Lease
2/01/99        Horizon Center Business Park (9)    Hamilton Township, Mercer County, NJ        N/A      27.7 acres        $ 1,007
------------------------------------------------------------------------------------------------------------------------------------
Total Land Lease Transactions:                                                                          27.7 acres        $ 1,007
------------------------------------------------------------------------------------------------------------------------------------

Total Properties Placed in Service:                                                              5         403,256        $59,083
====================================================================================================================================

(1) Transactions were funded primarily from net proceeds received in the sale or sales of rental property.
(2) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(3) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities.
(4) William L. Mack, Chairman of the Board of Directors of the Company and an equity holder in the Operating Partnership, was an indirect owner of an interest in certain of the buildings contained in the Pacifica portfolio.
(5) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities, and amounts presented are as of December 31, 2000.
(6)   Project includes seven-story, 1,100-car parking garage.
(7) On June 1, 1999, the building was acquired for redevelopment for approximately $34,282.
(8) The Company purchased the land on which this property was constructed, from an entity whose principals include Timothy M. Jones, Martin S. Berger and Robert Weinberg, each of whom are affiliated with Company as the President of the Company, a current member of the Board of Directors and a former member of the Board of Directors of the Company, respectively.
(9) On February 1, 1999, the Company entered into a ground lease agreement to lease 27.7 acres of developable land located at the Company's Horizon Center Business Park, located in Hamilton Township, Mercer County, New Jersey on which Home Depot constructed a 134,000 square-foot retail store.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                        Summary of Construction Projects
                             (dollars in thousands)

                                                                 Estimated                             Costs
                                                                 Placed in                           Incurred      Total
                                                                  Service   Number of     Square      Through    Estimated  Current
            Project             Location          Type of Space     Date    Buildings      Feet       12/31/00     Costs    % Leased
------------------------------------------------------------------------------------------------------------------------------------
Majority Owned:
105 Eisenhower Parkway          Roseland, NJ      Office          2001-1Q            1     220,000     $39,167     $43,600    50.0%
Denver Tech Center Tower        Denver, CO        Office          2001-1Q            1     183,000      30,864      34,700    62.0%
Harborside Plaza 5              Jersey City, NJ   Office          2002-3Q            1     980,000      14,759     260,000    14.3%
------------------------------------------------------------------------------------------------------------------------------------
Sub-total:                                                                           3   1,383,000     $84,790    $338,300    26.3%
------------------------------------------------------------------------------------------------------------------------------------

Unconsolidated Joint Ventures:
Stadium Gateway (1)             Anaheim, CA       Office          2001-3Q            1     261,554       2,680       5,600    32.0%
Pacific Plaza Phase I & II (2)  Daly City, CA     Office/Retail   2001-3Q            2     471,379       9,188       9,188    57.2%
Hyatt Regency South Pier (3)    Jersey City, NJ   Hotel           2002-3Q            1     280,000       3,705      14,000      n/a
Harborside Plaza 10 (4)         Jersey City, NJ   Office          2002-3Q            1     575,000      17,895      36,000   100.0%
------------------------------------------------------------------------------------------------------------------------------------
Sub-total:                                                                           5   1,587,933     $33,468     $64,788    58.5%
------------------------------------------------------------------------------------------------------------------------------------

Grand-total:                                                                         8   2,970,933    $118,258    $403,088    43.5%
====================================================================================================================================

(1) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $44.0 million.
(2) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $120.4 million.
(3) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $95.0 million.
(4) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $140.0 million.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                             Summary of Land Parcels

                                                                                                 Development
                                                                                                  Potential
Site                                            Town/ City             State        Acres          (Sq. Ft.)        Type of Space
------------------------------------------------------------------------------------------------------------------------------------
Horizon Center                                   Hamilton               NJ           50.0            575,000      Office/Flex/Retail
American Financial Exchange (1)                 Jersey City             NJ            3.6          1,225,000            Office
Harborside Financial Center (2)                 Jersey City             NJ           26.0          2,920,000            Office
Mack-Cali Business Campus (3)              Parsippany & Hanover         NJ          110.0          1,350,000            Office
Morris V and VI (1)                             Parsippany              NJ           47.5            645,000            Office
Commercenter                                      Totowa                NJ            5.8             30,000          Office/Flex
Princeton Metro (3)                            West Windsor             NJ           10.0             97,000            Office
Princeton Overlook II                          West Windsor             NJ           10.0            149,500            Office
Cross Westchester Executive
   Park (4)                                      Elmsford               NY            5.0             60,000          Office/Flex
Elmsford Distribution Center (4)                 Elmsford               NY           14.5            100,000           Warehouse
Mid-Westchester Executive Park (4)               Hawthorne              NY            8.0             73,000          Office/Flex
One Ramland Road (1)                            Orangeburg              NY           20.0            100,000          Office/Flex
South Westchester Executive
   Park (4)                                       Yonkers               NY           60.0            500,000          Office/Flex
Airport Business Center                           Lester                PA           12.6            135,000            Office
Eastpoint II                                      Lanham                MD            4.8            122,000         Office/Hotel
Tri West Plaza II (4)                             Dallas                TX            4.5            500,000            Office
Concord Plaza II                                San Antonio             TX            2.2            145,000            Office
Pacific Plaza Phase III (5)                      Daly City              CA            2.5            270,000            Office
------------------------------------------------------------------------------------------------------------------------------------

Totals                                                                              397.0          8,996,500
====================================================================================================================================

(1) Land owned by joint venture in which Mack-Cali is significant equity partner.
(2)   Includes 21 acres of riparian property.
(3) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(4)   Mack-Cali holds an option to purchase this land.
(5) Unconsolidated joint venture, in which Mack-Cali is significant equity partner, holds an option to purchase this land.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                              Rental Property Sales
                             (dollars in thousands)

                      For the Year Ended December 31, 2000

====================================================================================================================================
Sale                                                                        # of      Rentable     Net Sales   Net Book      Gain/
Date       Property Name                  Location                         Bldgs.   Square Feet    Proceeds      Value       (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Land:
02/25/00   Horizon Center Land            Hamilton Township, Mercer          --      39.1 acres     $  4,180   $  1,932     $ 2,248
                                          County, NJ
Office:
04/17/00   95 Christopher Columbus Dr.    Jersey City, Hudson County, NJ     1          621,900      148,222     80,583      67,639
04/20/00   6900 IH-40 West                Amarillo, Potter County, TX        1           71,771        1,467      1,727        (260)
06/09/00   412 Mt. Kemble Avenue          Morris Twp., Morris County, NJ     1          475,100       81,981     75,439       6,542
09/21/00   Cielo Center                   Austin, Travis County, TX          1          270,703       45,785     35,749      10,036
11/15/00   210 South 16th Street (1)      Omaha, Douglas County, NE          1          319,535       11,976     12,828        (852)
------------------------------------------------------------------------------------------------------------------------------------
Totals:                                                                      5        1,759,009     $293,611   $208,258     $85,353
====================================================================================================================================

(1) In connection with the sale of the Omaha, Nebraska property, the Company provided to the purchaser an $8,750 mortgage loan bearing interest payable monthly at an annual rate of 9.50 percent. The loan is secured by the Omaha, Nebraska property and will mature on November 14, 2003.

                      For the Year Ended December 31, 1999

====================================================================================================================================
Sale                                                                        # of      Rentable     Net Sales   Net Book      Gain/
Date       Property Name                  Location                         Bldgs.   Square Feet    Proceeds      Value       (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Office:
11/15/99   400 Alexander Road             Princeton, Mercer County, NJ       1           70,550      $ 8,628    $ 6,573      $2,055
12/15/99   Beardsley Corporate Center     Phoenix, Maricopa County, AZ       1          119,301        8,772      8,870         (98)
------------------------------------------------------------------------------------------------------------------------------------
Totals:                                                                      2          189,851      $17,400    $15,443      $1,957
====================================================================================================================================

                          Rental Property Held For Sale
                             (dollars in thousands)

                              At December 31, 2000

==========================================================================================================
                                                                  # of          Rentable    Net Book Value
Property Name                  Location                         Buildings    Square Feet       At 12/31/00
----------------------------------------------------------------------------------------------------------
Office:
Concord Plaza                  San Antonio, Bexar County, TX        1            248,700          $ 34,538
Tetco Tower                    San Antonio, Bexar County, TX        1            256,137            15,667
Century Building San Antonio   San Antonio, Bexar County, TX        1            187,312            12,433
Riverview                      San Antonio, Bexar County, TX        1            248,153             9,981
5300 Memorial                  Houston, Harris County, TX           1            155,099             8,337
10497 Town & Country Way       Houston, Harris County, TX           1            148,434             8,464
1717 St. James Place           Houston, Harris County, TX           1            109,574             4,572
1770 St. James Place           Houston, Harris County, TX           1            103,689             3,786
Cornerstone Regency            Houston, Harris County, TX           1             70,999             2,360
Katy Plaza                     Houston, Harris County, TX           1            112,213             7,320
----------------------------------------------------------------------------------------------------------
Totals:                                                            10          1,640,310          $107,458
==========================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                        V. PORTFOLIO/ LEASING STATISTICS


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                        V. PORTFOLIO/ LEASING STATISTICS

                               Leasing Statistics
                 (For the three months ended December 31, 2000)

                             Consolidated Portfolio

                      SUMMARY OF SPACE LEASED DURING PERIOD

================================================================================

--------------------------------------------------------------------------------
In-Service Properties:
Square feet leased at September 30, 2000                            26,086,260
     Net leasing activity in 4th quarter 2000                            3,529
     Leased s.f. acquired/placed in service during the period                0
     Leased s.f. sold during the period                               (298,496)
     Occupancy adjustment (1)                                           11,514
                                                                    ----------
Square feet leased at December 31, 2000                             25,802,807
                                                                    ==========

Percent leased at December 31, 2000                                       96.8%

================================================================================

                                  OFFICE SPACE

================================================================================
                                                        Weighted
                              # of                    Average Base  Average Term
                            Leases    Rentable S.F.       Rent         (Years)
--------------------------------------------------------------------------------
New Leases:
First generation space           9           52,307      $22.94         4.6
Second generation space         58          410,758      $26.11         8.3
                            ----------------------------------------------------
     Total New Leasing:         67          463,065      $25.75         7.9
                            ----------------------------------------------------

Renewals & extensions           56          280,698      $18.80         4.3
Other retained tenants          19           44,478      $23.02         5.2
                            ----------------------------------------------------
     Total Leasing:            142          788,241
                            ====================================================

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                 (For the three months ended December 31, 2000)

                             Consolidated Portfolio
                                   (continued)

=========================================================================================================================
                                                        Tenant Improvements (3)    Leasing Commissions              Total
-------------------------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- 4th qtr                                           $7,533,473             $4,394,990        $11,928,463
Rentable s.f. leased- 4th qtr                                                                                     735,934
Cap. Ex. Committed per r.s.f. per year                                    $1.56                  $0.91              $2.47

=========================================================================================================================

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)   Represents amounts committed, but not necessarily expended during period.
(3)   Equals estimated workletter costs.

                               OFFICE/FLEX SPACE

================================================================================
                                                         Weighted
                            # of                     Average Base   Average Term
                          Leases    Rentable S.F.        Rent (1)     (Years)
--------------------------------------------------------------------------------
New Leases:
First generation space         2          20,800           $16.71       6.3
Second generation space       12         150,087           $15.01       6.1
                          ------------------------------------------------------
     Total New Leasing:       14         170,887           $15.22       6.1
                          ------------------------------------------------------

Renewals & extensions         14         104,708           $14.48       2.9
Other retained tenants         3          11,979           $14.06       5.5
                          ------------------------------------------------------
     Total Leasing:           31         287,574
                          ======================================================

================================================================================

=========================================================================================================================
                                                        Tenant Improvements (3)    Leasing Commissions              Total
-------------------------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- 4th qtr                                             $642,416               $406,007         $1,048,423
Rentable s.f. leased- 4th qtr                                                                                     266,774
Cap. Ex. Committed per r.s.f. per year                                    $0.50                  $0.32              $0.82

=========================================================================================================================

(1)   Equals triple net rent plus common area costs and real estate taxes.
(2)   Represents amounts committed, but not necessarily expended during period.
(3)   Equals estimated workletter costs.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                 (For the three months ended December 31, 2000)

                             Consolidated Portfolio
                                   (continued)

             INDUSTRIAL/WAREHOUSE SPACE - No activity during period

                                 LEASE RENEWALS

=========================================================================================
                                                                  Number of      Rentable
                                                                     Leases   Square Feet
-----------------------------------------------------------------------------------------
Leases expiring                                                         155     1,072,286

Leases renewed and extended                                              70       385,406
Other retained tenants                                                   22        56,457
                                                                  -----------------------
Total leases retained                                                    92       441,863
                                                                  =======================

Percent retained                                                      59.4%         41.2%

Future expirations renewed or relet (included in totals above)           40       346,107

=========================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                 (For the three months ended December 31, 2000)

                     Unconsolidated Joint Venture Properties

                      SUMMARY OF SPACE LEASED DURING PERIOD

================================================================================

--------------------------------------------------------------------------------
In-Service Properties:
     Square feet leased at September 30, 2000                         1,443,750
     Net leasing activity in 4th quarter 2000                            20,999
     Occupancy adjustment (1)                                                 0
                                                                      ---------
Square feet leased at December 31, 2000                               1,464,749
                                                                      =========

Percent leased at December 31, 2000                                       94.6%

================================================================================

                                  OFFICE SPACE

================================================================================
                                                         Weighted
                              # of                   Average Base   Average Term
                            Leases   Rentable S.F.       Rent (1)      (Years)
--------------------------------------------------------------------------------
New Leases:
First generation space           1         22,379          $32.99        7.0

Renewals & extensions            1         53,456          $66.53        3.0
Other retained tenants           3         13,240          $50.18        3.0
                            ----------------------------------------------------
     Total Leasing:              5         89,075
                            ====================================================

================================================================================

============================================================================================================================
                                                                Tenant Improvements (3)     Leasing Commissions        Total
----------------------------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- 4th qtr                                                      $98,000                  $1,117      $99,117
Rentable s.f. leased- 4th qtr                                                                                         66,696
Cap. Ex. Committed per r.s.f. per year                                            $0.49                   $0.01        $0.50

============================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                 (For the three months ended December 31, 2000)

                                 LEASE RENEWALS

================================================================================
                                                       Number of       Rentable
                                                          Leases    Square Feet
--------------------------------------------------------------------------------
Leases expiring                                                4         68,442

Leases renewed and extended                                    1         53,456
Other retained tenants                                         3         13,240
                                                       ------------------------
Total leases retained                                          4         66,696
                                                       ========================

Percent retained                                          100.0%          97.4%

Future expirations renewed or relet
(included in totals above)                                     1         53,456

================================================================================

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)   Represents amounts committed, but not necessarily expended during period.
(3)   Equals estimated workletter costs.

                             Consolidated Portfolio
                     (For the year ended December 31, 2000)

                      Summary of Space Leased During Period

================================================================================

--------------------------------------------------------------------------------

In-Service Properties:
Square feet leased at December  31, 1999                             26,411,471
     Net leasing activity year-to-date                                  172,822
     Leased s.f. acquired/placed in service during the period           942,555
     Leased s.f. sold during the period                              (1,724,216)
     Occupancy adjustment (1)                                               175
                                                                    -----------
Square feet leased at December 31, 2000                              25,802,807
                                                                    ===========

Percent leased at December 31, 2000                                       96.8%

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                     (For the year ended December 31, 2000)

                             Consolidated Portfolio
                                   (continued)

                                  Office Space

=========================================================================================
                                                              Weighted
                                      # of                  Average Base     Average Term
                                    Leases  Rentable S.F.       Rent            (Years)
-----------------------------------------------------------------------------------------
New Leases:
First generation space                  40        260,978            $28.65         6.0
Second generation space                226      1,242,878            $23.83         6.8
                                 --------------------------------------------------------
     Total New Leasing:                266      1,503,856            $24.67         6.6
                                 --------------------------------------------------------

Renewals & extensions                  288      1,839,121            $24.52         4.7
Other retained tenants                 123        592,982            $25.63         5.7
                                 --------------------------------------------------------
     Total Leasing:                    677      3,935,959
                                 ========================================================

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                     (For the year ended December 31, 2000)

                             Consolidated Portfolio
                                   (continued)

==========================================================================================================
                                            Tenant Improvements (3)   Leasing Commissions            Total
----------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- YTD                                  $23,099,419           $19,685,542      $42,784,961
Rentable s.f. leased- YTD                                                                        3,674,981
Cap. Ex. Committed per r.s.f. per year                  $      1.13           $      0.96      $      2.09

==========================================================================================================

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)   Represents amounts committed, but not necessarily expended during period.
(3)   Equals estimated workletter costs.

                               OFFICE/ FLEX SPACE

================================================================================
                                                         Weighted
                                  # of               Average Base   Average Term
                                Leases  Rentable S.F.    Rent (1)      (Years)
--------------------------------------------------------------------------------
New Leases:
First generation space               7         53,200      $17.02          5.0
Second generation space             41        382,699      $15.00          6.2
                             ---------------------------------------------------
     Total New Leasing:             48        435,899      $15.25          6.0
                             ---------------------------------------------------

Renewals & extensions               63        505,543      $14.36          4.2
Other retained tenants              13         74,717      $14.90          4.3
                             ---------------------------------------------------
     Total Leasing:                124      1,016,159
                             ===================================================

===========================================================================================================
                                           Tenant Improvements (3)   Leasing Commissions              Total
-----------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- YTD                                  $3,495,908            $2,123,854         $5,619,762
Rentable s.f. leased- YTD                                                                           962,959
Cap. Ex. Committed per r.s.f. per year                  $     0.73            $     0.44         $     1.17

===========================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                     (For the year ended December 31, 2000)

                             Consolidated Portfolio
                                   (continued)

                           INDUSTRIAL/WAREHOUSE SPACE

================================================================================
                                                         Weighted
                              # of                   Average Base   Average Term
                            Leases   Rentable S.F.       Rent (1)      (Years)
--------------------------------------------------------------------------------
New Leases:
Second generation space          1           4,500         $14.00        4.0

Renewals & extensions            3          34,104         $20.44        3.7
Other retained tenants           2           7,650         $10.91        3.3
                            ----------------------------------------------------
     Total Leasing:              6          46,254
                            ====================================================


===========================================================================================================
                                           Tenant Improvements (3)   Leasing Commissions              Total
-----------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- YTD                                    $ 51,769              $ 33,876           $ 85,645
Rentable s.f. leased- YTD                                                                            46,254
Cap. Ex. Committed per r.s.f. per year                       $0.31                 $0.20              $0.51

===========================================================================================================

(1)   Equals triple net rent plus common area costs and real estate taxes.
(2)   Represents amounts committed, but not necessarily expended during period.
(3)   Equals estimated workletter costs.

                                 LEASE RENEWALS

================================================================================
                                                      Number of        Rentable
                                                         Leases     Square Feet
--------------------------------------------------------------------------------
Leases expiring                                             758       4,825,550

Leases renewed and extended                                 354       2,378,768
Other retained tenants                                      138         675,349
                                                      --------------------------
Total leases retained                                       492       3,054,117
                                                      ==========================

Percent retained                                           64.9%           63.3%

Future expirations renewed or relet
(included in totals above)                                  116       1,535,811

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                     (For the year ended December 31, 2000)

                     Unconsolidated Joint Venture Properties

                      SUMMARY OF SPACE LEASED DURING PERIOD

================================================================================

--------------------------------------------------------------------------------
In-Service Properties:
     Square feet leased at December 31, 1999                          1,071,411
     Net leasing activity year-to-date                                  223,163
     Leased s.f. acquired/placed in service during the period           170,222
     Occupancy adjustment (1)                                               (47)
                                                                     ----------
Square feet leased at December 31, 2000                               1,464,749
                                                                     ==========

Percent leased at December 31, 2000                                        94.6%

================================================================================

                                  Office Space

================================================================================
                                                         Weighted
                                  # of               Average Base   Average Term
                                Leases  Rentable S.F.    Rent (1)      (Years)
--------------------------------------------------------------------------------
New Leases:
First generation space              21        218,768      $23.97         6.0
Second generation space              2         12,382      $34.32         5.6
                               -------------------------------------------------
     Total New Leasing:             23        231,150      $24.52         6.0
                               -------------------------------------------------

Renewals & extensions                2         62,225      $62.71         3.0
Other retained tenants               5         19,476      $40.69         3.3
                               -------------------------------------------------
     Total Leasing:                 30        312,851
                               =================================================

================================================================================

===========================================================================================================
                                           Tenant Improvements (3)   Leasing Commissions              Total
-----------------------------------------------------------------------------------------------------------
Capital Expenditures- Second Generation Space (2):
Expend. Committed- YTD                                    $313,927          $99,916                $413,843
Rentable s.f. leased- YTD                                                                            94,083
Cap. Ex. Committed per r.s.f. per year                    $   0.98          $  0.31                $   1.29

===========================================================================================================

(1) Represents the net change in the amount of space leased/expired since the prior reporting period in excess of 100 percent of the gross rentable area of certain properties in the portfolio.
(2)   Represents amounts committed, but not necessarily expended during period.
(3)   Equals estimated workletter costs.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                               Leasing Statistics
                     (For the year ended December 31, 2000)

                     Unconsolidated Joint Venture Properties

                                 LEASE RENEWALS

================================================================================
                                                   Number of           Rentable
                                                      Leases        Square Feet
--------------------------------------------------------------------------------
Leases expiring                                            8             89,688

Leases renewed and extended                                2             62,225
Other retained tenants                                     5             19,476
                                                      --------------------------
Total Leases Retained:                                     7             81,701
                                                      ==========================

Percent retained                                        87.5%              91.1%

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                             Market Diversification

The following table lists the Company's 25 markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

                                                             Annualized        Percentage of
                                                            Base Rental           Company              Total
                                                              Revenue         Annualized Base      Property Size    Percentage of
Market (MSA)                                                ($) (1) (2)      Rental Revenue (%)    Rentable Area   Rentable Area (%)
------------------------------------------------------------------------------------------------------------------------------------
Bergen-Passaic, NJ                                           82,717,384             17.4              4,530,091          17.0
New York, NY (Westchester-Rockland Counties)                 80,086,544             16.8              4,696,178          17.6
Newark, NJ (Essex-Morris-Union Counties)                     71,596,650             15.0              3,444,598          12.9
Jersey City, NJ                                              42,609,281              8.9              2,094,470           7.8
Philadelphia, PA-NJ                                          37,954,991              8.0              2,710,346          10.2
Washington, DC-MD-VA                                         19,253,047              4.0                616,549           2.3
Denver, CO                                                   17,302,628              3.6              1,007,931           3.8
Dallas, TX                                                   15,516,855              3.3                959,463           3.6
Middlesex-Somerset-Hunterdon, NJ                             15,343,278              3.2                791,051           3.0
Trenton, NJ (Mercer County)                                  13,423,461              2.8                672,365           2.5
San Francisco, CA                                            12,594,371              2.6                450,891           1.7
San Antonio, TX                                              12,018,130              2.5                940,302           3.5
Stamford-Norwalk, CT                                          9,369,016              2.0                527,250           2.0
Houston, TX                                                   8,888,789              1.9                700,008           2.6
Monmouth-Ocean, NJ                                            7,375,329              1.5                577,423           2.2
Nassau-Suffolk, NY                                            5,762,698              1.2                261,849           1.0
Phoenix-Mesa, AZ                                              5,535,201              1.2                416,967           1.6
Tampa-St. Petersburg-Clearwater, FL                           3,869,760              0.8                297,429           1.1
Boulder-Longmont, CO                                          3,600,741              0.8                270,421           1.0
Bridgeport, CT                                                3,230,808              0.7                145,487           0.5
Colorado Springs, CO                                          2,832,002              0.6                209,987           0.8
Dutchess County, NY                                           2,201,156              0.5                118,727           0.4
Atlantic-Cape May, NJ                                         1,339,776              0.3                 80,344           0.3
Des Moines, IA                                                1,163,019              0.2                 72,265           0.3
Fort Worth-Arlington, TX                                      1,042,320              0.2                 74,429           0.3
------------------------------------------------------------------------------------------------------------------------------------
Totals                                                      476,627,235            100.0             26,666,821         100.0
====================================================================================================================================

(1) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                            Industry Diversification

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

                                                              Annualized     Percentage of                    Percentage of
                                                             Base Rental        Company           Square      Total Company
                                                               Revenue       Annualized Base       Feet          Leased
Industry Classification (3)                                  ($) (1) (2)   Rental Revenue (%)     Leased       Sq. Ft. (%)
---------------------------------------------------------------------------------------------------------------------------
Securities, Commodity Contracts & Other Financial             54,293,717          11.4            2,333,149        9.2
Manufacturing                                                 45,232,970           9.5            2,733,304       10.8
Computer System Design Svcs.                                  33,965,877           7.1            1,799,904        7.1
Telecommunications                                            32,056,149           6.7            1,863,008        7.3
Insurance Carriers & Related Activities                       31,246,470           6.6            1,607,184        6.3
Legal Services                                                28,655,988           6.0            1,280,166        5.0
Health Care & Social Assistance                               21,199,594           4.5            1,079,556        4.3
Credit Intermediation & Related Activities                    19,966,062           4.2            1,173,198        4.6
Wholesale Trade                                               17,090,086           3.6            1,254,193        4.9
Accounting/Tax Prep.                                          16,191,496           3.4              762,021        3.0
Other Professional                                            15,709,854           3.3              897,542        3.5
Retail Trade                                                  15,304,387           3.2              877,279        3.5
Information Services                                          13,485,944           2.8              637,787        2.5
Publishing Industries                                         12,780,221           2.7              560,880        2.2
Arts, Entertainment & Recreation                              10,873,673           2.3              742,323        2.9
Real Estate & Rental & Leasing                                10,441,206           2.2              481,484        1.9
Public Administration                                         10,196,985           2.1              353,072        1.4
Other Services (except Public Administration)                  9,973,705           2.1              720,267        2.8
Advertising/Related Services                                   9,059,880           1.9              422,451        1.7
Scientific Research/Development                                9,004,156           1.9              516,192        2.0
Management/Scientific                                          7,713,798           1.6              394,625        1.6
Management of Companies & Finance                              6,846,791           1.4              351,868        1.4
Transportation                                                 6,534,616           1.4              449,769        1.8
Data Processing Services                                       5,774,618           1.2              268,770        1.1
Architectural/Engineering                                      5,268,844           1.1              302,525        1.2
Construction                                                   4,481,491           0.9              252,042        1.0
Educational Services                                           3,885,332           0.8              214,446        0.9
Utilities                                                      3,621,901           0.8              177,871        0.7
Admin. & Support, Waste Mgt. & Remediation Svc                 3,556,598           0.8              239,164        0.9
Specialized Design Services                                    3,488,148           0.7              164,620        0.7
Other                                                          8,726,678           1.8              465,285        1.8
---------------------------------------------------------------------------------------------------------------------------
Totals                                                       476,627,235         100.0           25,375,945      100.0
===========================================================================================================================

(1) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(3) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                       Consolidated Portfolio Analysis (1)
                            (as of December 31, 2000)

                        Breakdown by Number of Properties

                                 PROPERTY TYPE:

                                                                                               Stand-                 Multi-
                                          % of                   % of   Industrial/     % of    Alone     % of        Family
STATE                           Office   Total   Office/Flex    Total     Warehouse    Total   Retail    Total   Residential
================================================================================================================================
New Jersey                          68   26.7%            45    17.6%            --      --        --      --              1
New York                            23    9.0%            37    14.4%             6     2.4%        2     0.8%             1
Pennsylvania                        13    5.1%            --      --             --      --        --      --             --
Connecticut                          3    1.2%             5     2.0%            --      --        --      --             --
Wash., D.C./
   Maryland                          4    1.6%            --      --             --      --        --      --             --
--------------------------------------------------------------------------------------------------------------------------------
Sub-total
   Northeast:                      111   43.6%            87    34.0%             6     2.4%        2     0.8%             2
--------------------------------------------------------------------------------------------------------------------------------

Texas                               17    6.6%            --      --             --      --        --      --             --
Arizona                              3    1.2%            --      --             --      --        --      --             --
California                           2    0.8%            --      --             --      --        --      --             --
Colorado                            20    7.8%            --      --             --      --        --      --             --
Florida/ Iowa/
   Nebraska                          2    0.8%            --      --             --      --        --      --             --
--------------------------------------------------------------------------------------------------------------------------------
TOTALS
    By Type:                       155   60.8%            87    34.0%             6     2.4%        2     0.8%             2
================================================================================================================================

                                % of     Land     % of     TOTALS     % of
STATE                          Total   Leases    Total   By State    Total
==========================================================================
New Jersey                      0.4%        1     0.4%        115    45.1%
New York                        0.4%        2     0.8%         71    27.8%
Pennsylvania                     --        --      --          13     5.1%
Connecticut                      --        --      --           8     3.2%
Wash., D.C./
   Maryland                      --        --      --           4     1.6%
--------------------------------------------------------------------------
Sub-total
   Northeast:                   0.8%        3     1.2%        211    82.8%
--------------------------------------------------------------------------

Texas                            --        --      --          17     6.6%
Arizona                          --        --      --           3     1.2%
California                       --        --      --           2     0.8%
Colorado                         --        --      --          20     7.8%
Florida/ Iowa/
   Nebraska                      --        --      --           2     0.8%
--------------------------------------------------------------------------
TOTALS
    By Type:                    0.8%        3     1.2%        255   100.0%
==========================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                       Consolidated Portfolio Analysis(1)
                            (as of December 31, 2000)

                           Breakdown by Square Footage

                                 PROPERTY TYPE:

================================================================================================================================
                                                                                            Stand-
                                   % of                   % of   Industrial/     % of        Alone    % of       TOTALS     % of
STATE                    Office   Total   Office/Flex    Total     Warehouse    Total       Retail   Total     By State    Total
--------------------------------------------------------------------------------------------------------------------------------
New Jersey           11,430,809   42.8%     1,996,081     7.5%            --      --            --     --    13,426,890    50.3%
New York              2,595,484    9.7%     2,076,570     7.8%       387,400     1.5%       17,300    0.1%    5,076,754    19.1%
Pennsylvania          1,473,798    5.5%            --      --             --      --            --     --     1,473,798     5.5%
Connecticut             399,737    1.5%       273,000     1.0%            --      --            --     --       672,737     2.5%
Wash., D.C./
   Maryland             616,549    2.3%            --      --             --      --            --     --       616,549     2.3%
--------------------------------------------------------------------------------------------------------------------------------
Sub-total
   Northeast         16,516,377   61.8%     4,345,651    16.3%       387,400     1.5%       17,300    0.1%   21,266,728    79.7%
--------------------------------------------------------------------------------------------------------------------------------

Texas                 2,674,202   10.0%            --      --             --      --            --     --     2,674,202    10.0%
Arizona                 416,967    1.6%            --      --             --      --            --     --       416,967     1.6%
California              450,891    1.7%            --      --             --      --            --     --       450,891     1.7%
Colorado              1,488,339    5.6%            --      --             --      --            --     --     1,488,339     5.6%
Florida/Iowa/
   Nebraska             369,694    1.4%            --      --             --      --            --     --       369,694     1.4%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS
   By Type:          21,916,470   82.1%     4,345,651    16.3%       387,400     1.5%       17,300    0.1%   26,666,821   100.0%
================================================================================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                       Consolidated Portfolio Analysis(1)
                         (Year ended December 31, 2000)

                      Breakdown by Base Rental Revenue (2)
                             (Dollars in thousands)

                                 Property Type:

===================================================================================================================================
                                                           Indust./             Stand-              Multi-
                                 % of   Office/     % of      Ware-     % of     Alone     % of     Family        % of     Land
STATE                 Office    Total      Flex    Total      house    Total    Retail    Total   Residential    Total    Leases
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey           229,544    46.7%    14,336     2.9%         --      --         --      --          2,881     0.6%       261
New York              52,991    10.8%    28,555     5.8%      3,689     0.8%       531     0.1%         2,538     0.5%       242
Pennsylvania          28,715     5.8%        --      --          --      --         --      --             --      --         --
Connecticut            8,284     1.7%     3,970     0.8%         --      --         --      --             --      --         --
Wash., D.C./
   Maryland           20,889     4.3%        --      --          --      --         --      --             --      --         --
-----------------------------------------------------------------------------------------------------------------------------------
Sub-total
   Northeast:        340,423    69.3%    46,861     9.5%      3,689     0.8%       531     0.1%         5,419     1.1%       503
-----------------------------------------------------------------------------------------------------------------------------------

Texas                 42,206     8.6%        --      --          --      --         --      --             --      --         --
Arizona                5,640     1.1%        --      --          --      --         --      --             --      --         --
California            14,310     2.9%        --      --          --      --         --      --             --      --         --
Colorado              23,977     4.9%        --      --          --      --         --      --             --      --         --
Florida/Iowa/
   Nebraska            7,634     1.6%        --      --          --      --         --      --             --      --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS
   By Type:          434,190    88.4%    46,861     9.5%      3,689     0.8%       531     0.1%         5,419     1.1%       503
===================================================================================================================================

===============================================

                      % of      TOTALS     % of
STATE                Total    By State    Total
-----------------------------------------------
New Jersey            0.1%     247,022    50.3%
New York              0.0%      88,546    18.0%
Pennsylvania           --       28,715     5.8%
Connecticut            --       12,254     2.5%
Wash., D.C./
   Maryland            --       20,889     4.3%
-----------------------------------------------
Sub-total
   Northeast:         0.1%     397,426    80.9%
-----------------------------------------------

Texas                  --       42,206     8.6%
Arizona                --        5,640     1.1%
California             --       14,310     2.9%
Colorado               --       23,977     4.9%
Florida/Iowa/
   Nebraska            --        7,634     1.6%
-----------------------------------------------
TOTALS
   By Type:           0.1%     491,193   100.0%
===============================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company.
(2) Total base rent for the year ended December 31, 2000, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                       Consolidated Portfolio Analysis (1)
                            (as of December 31, 2000)

                         Breakdown by Percentage Leased

                                 Property type:

==============================================================================================================
                                                                                                 WEIGHTED AVG.
STATE                         Office   Office/Flex   Industrial/Warehouse    Stand-Alone Retail    By State
--------------------------------------------------------------------------------------------------------------
New Jersey                      98.0%      94.1%               --                     --             97.4%
New York                        97.5%      98.3%             98.1%                 100.0%            97.9%
Pennsylvania                    90.8%        --                --                     --             90.8%
Connecticut                     98.1%      98.1%               --                     --             98.1%
Washington, D.C./ Maryland      98.6%        --                --                     --             98.6%
--------------------------------------------------------------------------------------------------------------
Sub-total Northeast             97.3%      96.4%             98.1%                 100.0%            97.1%
--------------------------------------------------------------------------------------------------------------

Texas                           92.1%        --                --                     --             92.1%
Arizona                        100.0%        --                --                     --            100.0%
California                      98.8%        --                --                     --             98.8%
Colorado                        99.7%        --                --                     --             99.7%
Florida/Iowa/Nebraska           92.6%        --                --                     --             92.6%
--------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. By Type:          96.8%      96.4%             98.1%                 100.0%            96.8%
==============================================================================================================

(1) Excludes 12 properties, aggregating approximately 1.5 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties

                                                                                                           Percentage
                                                                                                          of Total 2000
                                                       Percentage                                             Office,
                                             Net         Leased           2000                2000          Office/Flex,
                                           Rentable       as of           Base              Effective     and Industrial/
Property                           Year     Area        12/31/00          Rent                Rent           Warehouse
Location                          Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)    ($000's) (3) (6)  Base Rent (%)
--------------------------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive ..............   1987      40,422        82.1             770                 755            0.16
200 Decadon Drive ..............   1991      39,922        95.3             728                 687            0.15

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North ..........   1987     143,000        98.3           3,498               3,381            0.72
Fort Lee
One Bridge Plaza ...............   1981     200,000        93.5           4,853               4,591            1.00

2115 Linwood Avenue ............   1981      68,000        99.7           1,255               1,132            0.26


Little Ferry
200 Riser Road .................   1974     286,628       100.0           1,869               1,869            0.39


Montvale
95 Chestnut Ridge Road .........   1975      47,700       100.0             569                 569            0.12
135 Chestnut Ridge Road ........   1981      66,150        99.7             915                 843            0.19



Paramus
15 East Midland Avenue .........   1988     259,823       100.0           6,731               6,727            1.39
461 From Road ..................   1988     253,554        99.8           6,036               6,027            1.25
650 From Road ..................   1978     348,510        87.5           7,290               7,261            1.50
140 Ridgewood Avenue ...........   1981     239,680       100.0           5,266               5,211            1.09

61 South Paramus Avenue ........   1985     269,191       100.0           6,124               5,683            1.26
Rochelle Park
120 Passaic Street .............   1972      52,000        99.6             954                 933            0.20
365 West Passaic Street ........   1976     212,578        95.7           3,907               3,636            0.81

Saddle River
1 Lake Street ..................1973/94     474,801       100.0           7,465               7,465            1.54

                                                    2000
                                      2000         Average      Tenants Leasing 10%
                                     Average      Effective     or More of Net
                                   Base Rent         Rent       Rentable Area Per
Property                          Per Sq. Ft.     Per Sq. Ft.   Property as of
Location                           ($) (4) (6)    ($) (5) (6)   12/31/00 (6)
--------------------------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive ..............     23.20           22.75      Computer Sciences Corp. (81%)
200 Decadon Drive ..............     19.13           18.06      Computer Sciences Corp. (45%), Advanced Casino Systems
                                                                Corp. (33%), Dimensions International Inc. (15%)
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North ..........     24.88           24.05      Lonza, Inc. (63%), Boron-Lepore Assoc., Inc. (16%)
Fort Lee
One Bridge Plaza ...............     25.95           24.55      Pricewaterhouse Coopers, LLP (35%), Broadview Associates,
                                                                LLP (16%), Bozell Worldwide, Inc. (16%)
2115 Linwood Avenue ............     18.51           16.70      US Depot Inc. (23%), Ameribrom Inc. (14%), Mack
                                                                Management & Construction (11%), Morgan Stanley Dean
                                                                Witter (10%)
Little Ferry
200 Riser Road .................      6.52            6.52
                                                                Ford Motor Company (34%), Dassault Falcon Jet Corp. (33%),
                                                                Sanyo Fischer Services Corp. (33%)
Montvale
95 Chestnut Ridge Road .........     11.93           11.93      Aventis Environmental Science (100%)
135 Chestnut Ridge Road ........     13.87           12.78      Paychex Inc. (45%), Automated Resources Group Inc. (26%),
                                                                Sys-Con Publications Inc. (11%), Lexmark International
                                                                (10%)
Paramus
15 East Midland Avenue .........     25.91           25.89      Cellular Telephone Company (100%)
461 From Road ..................     23.85           23.82      Toys `R' Us, Inc. (96%)
650 From Road ..................     23.91           23.81      Movado Group Inc. (17%), Long Beach Acceptance Corp. (10%)
140 Ridgewood Avenue ...........     21.97           21.74      Cellular Telephone Company (57%), Smith Barney Shearson
                                                                Inc. (19%)

61 South Paramus Avenue ........     22.75           21.11      --
Rochelle Park
120 Passaic Street .............     18.42           18.01      SBC Telecom Inc. (53%), Cantor Fitzgerald LP (46%)
365 West Passaic Street ........     19.20           17.87      United Retail Inc. (31%), Catalina Marketing Corp. (10%),
                                                                Regulus LLC (10%)

Saddle River
1 Lake Street ..................     15.72           15.72      Prentice-Hall Inc. (100%)

==========================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                 Percentage
                                                                                                                of Total 2000
                                                             Percentage                                             Office,
                                                   Net         Leased           2000                2000          Office/Flex,
                                                 Rentable       as of           Base              Effective     and Industrial/
Property                                 Year     Area        12/31/00          Rent                Rent           Warehouse
Location                                Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)    ($000's) (3) (6)  Base Rent (%)
--------------------------------------------------------------------------------------------------------------------------------
Upper Saddle River
10 Mountainview Road                     1986     192,000       100.0           3,972               3,909            0.82


Woodcliff Lake
400 Chestnut Ridge Road                  1982      89,200       100.0           2,131               2,131            0.44
470 Chestnut Ridge Road                  1987      52,500       100.0           1,192               1,192            0.25
530 Chestnut Ridge Road                  1986      57,204       100.0           1,166               1,166            0.24
50 Tice Boulevard                        1984     235,000        95.5           4,881               4,291            1.01
300 Tice Boulevard                       1991     230,000       100.0           4,967               4,920            1.02

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive                    1984      74,000        98.1           1,368               1,094            0.28

228 Strawbridge Drive                    1984      74,000       100.0           1,434               1,081            0.30

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway                 1980     247,476       100.0           6,182               6,127            1.28

Roseland
101 Eisenhower Parkway                   1980     237,000        97.5           4,200               3,899            0.87

103 Eisenhower Parkway                   1985     151,545       100.0           3,350               3,059            0.69



HUDSON COUNTY, NEW JERSEY
Jersey City
95 Christopher Columbus Drive (8)        1989          --          --           3,850               3,844            0.79
Harborside Financial Center Plaza 1      1983     400,000        99.0           3,336               3,333            0.69
Harborside Financial Center Plaza 2      1990     761,200       100.0          18,523              17,908            3.82

                                                         2000
                                           2000         Average     Tenants Leasing 10%
                                          Average      Effective    or More of Net
                                        Base Rent         Rent      Rentable Area Per
Property                               Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
----------------------------------------------------------------------------------------------------------------------------------
Upper Saddle River
10 Mountainview Road                     20.69           20.36      Thomson Minwax Company (23%), Professional Detailing Inc.
                                                                    (20%), Corning Life Sciences Inc. (15%), ITT Fluid Technology
                                                                    (14%), Pearson Education (14%)
Woodcliff Lake
400 Chestnut Ridge Road                  23.89           23.89      Timeplex, Inc. (100%)
470 Chestnut Ridge Road                  22.70           22.70      Andermatt LP (100%)
530 Chestnut Ridge Road                  20.38           20.38      KPMG Peat Marwick, LLP (100%)
50 Tice Boulevard                        21.75           19.12      Syncsort, Inc. (25%)
300 Tice Boulevard                       21.60           21.39      Chase Home Mortgage Corp. (25%), Medco Containment
                                                                    Services (20%), Comdisco, Inc. (13%), NYCE Corp. (11%)
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive                    18.84           15.07      Allstate Insurance Company (49%), Harleysville Mutual
                                                                    Insurance (27%)
228 Strawbridge Drive                    19.38           14.61      Cendant Mortgage Corporation (100%)

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway                 24.98           24.76      KPMG Peat Marwick, LLP (42%), Budd Larner Gross Et Al
                                                                    (23%)
Roseland
101 Eisenhower Parkway                   18.18           16.87      Arthur Andersen, LLP (31%), Brach, Eichler, Rosenberg, Silver,
                                                                    Bernstein & Hammer (13%)
103 Eisenhower Parkway                   22.11           20.19      Chelsea GCA Realty Corp. (18%), Lum, Danzis, Drasco
                                                                    Positan & Kleinberg (15%), Netplex Group Inc. (12%),
                                                                    Salomon Smith Barney, Inc. (11%)

HUDSON COUNTY, NEW JERSEY
Jersey City
95 Christopher Columbus Drive (8)           --              --      --
Harborside Financial Center Plaza 1       8.42            8.42      Bankers Trust Harborside, Inc. (96%)
Harborside Financial Center Plaza 2      24.33           23.53      Morgan Stanley Dean Witter (35%), Dow Jones Telerate
                                                                    Systems Inc (24%), DLJ Securities Corp. (15%), Lewco
                                                                    Securities (11%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
Harborside Financial Center Plaza 3 .....      1990     725,600       100.0          17,654             17,067           3.64
Harborside Financial Center Plaza 4-A (7)      2000     207,670        88.7           1,279              1,225           0.26

MERCER COUNTY, NEW JERSEY
Princeton
103 Carnegie Center .....................      1984      96,000       100.0           2,302              2,124           0.47

100 Overlook Center .....................      1988     149,600        88.9           3,338              3,285           0.69

5 Vaughn Drive ..........................      1987      98,500       100.0           2,312              2,163           0.48



MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road .....................      1977      40,000       100.0             373                370           0.08

Plainsboro
500 College Road East ...................      1984     158,235       100.0           3,404              3,374           0.70

South Brunswick
3 Independence Way ......................      1983     111,300       100.0           2,166              2,116           0.45

Woodbridge
581 Main Street .........................      1991     200,000       100.0           4,699              4,617           0.97


MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66 ...........................      1989     180,000       100.0           2,410              2,410           0.50

Wall Township
1305 Campus Parkway .....................      1988      23,350        82.3             472                460           0.10

1350 Campus Parkway .....................      1990      79,747        99.9           1,393              1,295           0.29

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
Harborside Financial Center Plaza 3 .....    24.33           23.52      AICPA (34%), BTM Information Services, Inc. (19%)
Harborside Financial Center Plaza 4-A (7)    36.44(9)        34.90(9)   Waterhouse Securities Inc. (89%)

MERCER COUNTY, NEW JERSEY
Princeton
103 Carnegie Center .....................    23.98           22.13      Ronin Development Corp. (15%), R.G. Vanderweil
                                                                        Engineers (14%), Kurt Salmon Assoc. Inc. (11%)
100 Overlook Center .....................    25.10           24.70      Regus Business Centre Corp. (26%), Xerox Corporation (23%),
                                                                        Paine Webber Inc. (14%)
5 Vaughn Drive ..........................    23.47           21.96      U.S. Trust Company of NJ (19%), Princeton Venture Research
                                                                        Corp. (14%), Villeroy & Boch Tableware Ltd. (14%),
                                                                        Woodrow Wilson National Fellowship Foundation (14%)

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road .....................     9.33            9.25      Greater New York Mutual Insurance Company (100%)

Plainsboro
500 College Road East ...................    21.51           21.32      SSB Realty, LLC (72%), Buchanan Ingersoll P.C. (17%),
                                                                        PNC Bank, N.A. (10%)
South Brunswick
3 Independence Way ......................    19.46           19.01      Merrill Lynch Pierce Fenner & Smith (84%)

Woodbridge
581 Main Street .........................    23.50           23.09      First Investors Management Company, Inc. (38%), Cast North
                                                                        America Ltd. (11%)

MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66 ...........................    13.39           13.39      United States Life Insurance Company (100%)

Wall Township
1305 Campus Parkway .....................    24.56           23.94      Waterford Wedgewood USA Inc. (41%), McLaughlin, Bennett,
                                                                        Gelson (35%)
1350 Campus Parkway .....................    17.49           16.26      Meridan Health Realty Corp. (22%), Milestone Material Inc.
                                                                        (18%), Stephen E. Gertler Law Office (17%), Amper Politzner
                                                                        & Mattia PA (11%), Health Care Software (11%),
                                                                        Sportsgolf L.L.C. (11%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike ...................      1987     168,144       100.0          4,107              3,684            0.85


Morris Plains
250 Johnson Road ........................      1977      75,000       100.0          1,300              1,264            0.27
201 Littleton Road ......................      1979      88,369       100.0          1,880              1,860            0.39

Morris Township
340 Mt. Kemble Avenue ...................      1985     387,000       100.0          5,530              5,530            1.14
412 Mt. Kemble Avenue (8) ...............      1986          --          --          3,030              3,030            0.63
Parsippany
7 Campus Drive ..........................      1982     154,395       100.0          2,552              2,551            0.53
8 Campus Drive ..........................      1987     215,265       100.0          5,517              5,324            1.14

2 Dryden Way ............................      1990       6,216       100.0             67                 67            0.01
4 Gatehall Drive (7) ....................      1988     248,480        90.8          3,170              3,170            0.65

2 Hilton Court ..........................      1991     181,592       100.0          4,693              4,656            0.97

600 Parsippany Road .....................      1978      96,000       100.0          1,583              1,499            0.33
1 Sylvan Way ............................      1989     150,557       100.0          3,507              3,103            0.72
5 Sylvan Way ............................      1989     151,383       100.0          3,519              3,459            0.73

7 Sylvan Way ............................      1987     145,983       100.0          2,919              2,919            0.60

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue ......................      1983      75,000        89.1            954                857            0.20
Totowa
999 Riverview Drive .....................      1988      56,066       100.0          1,014                946            0.21
  .......................................

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike ...................    24.43        21.91         Bressler Amery & Ross (24%), Salomon Smith Barney Inc.
                                                                        (13%), Atlantic Health Systems (12%), Dun & Bradstreet Inc.
                                                                        (12%)
Morris Plains
250 Johnson Road ........................    17.33        16.85         Electronic Data Systems Corp. (100%)
201 Littleton Road ......................    21.27        21.05         Xerox Corporation (50%), Willis Corroon Corp. of New Jersey
                                                                        (20%), Bozell Worldwide Inc. (19%), CHEP USA (11%)
Morris Township
340 Mt. Kemble Avenue ...................    14.29        14.29         AT&T Corporation (100%)
412 Mt. Kemble Avenue (8) ...............       --           --         --
Parsippany
7 Campus Drive ..........................    16.53        16.52         Nabisco Inc. (100%)
8 Campus Drive ..........................    25.63        24.73         Prudential Insurance Co. (31%), Bay Networks Inc. (27%), MCI
                                                                        Telecommunications Corp. (18%), Ayco Company L.P. (13%)
2 Dryden Way ............................    10.78        10.78         Bright Horizons Childrens Center (100%)
4 Gatehall Drive (7) ....................    25.51        25.51         J.B. Hanauer & Company (20%), Royal Indemnity Company
                                                                        (13%), Toyota Motor Credit Corp. (12%)
2 Hilton Court ..........................    25.84        25.64         Deloitte & Touche USA LLP (64%), Northern Telecom Inc.
                                                                        (16%), Sankyo Parke Davis (11%)
600 Parsippany Road .....................    16.49        15.61         Exario Networks Inc. (36%), Sharemax.com (32%)
1 Sylvan Way ............................    23.29        20.61         Cendant Operations Inc. (99%)
5 Sylvan Way ............................    23.25        22.85         Integrated Communications (41%), Experian Information
                                                                        Solution (15%), DRS Technologies Inc. (12%)
7 Sylvan Way ............................    20.00        20.00         Nabisco Inc. (100%)

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue ......................    14.28        12.82         Grosvenor Marketing Ltd. (10%)
Totowa
999 Riverview Drive .....................    18.09        16.87         Medical Logistics Inc. (36%), Telsource Corporation (19%),
                                                                        Humana Press (15%), Bankers Financial Corp. (10%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
Wayne
201 Willowbrook Boulevard ...............      1970     178,329        99.0           2,407               2,392           0.50


SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road .......................      1986      49,000       100.0             745                 692           0.15
233 Mt. Airy Road .......................      1987      66,000       100.0             762                 712           0.16
Bernards
106 Allen Road (7) ......................      2000     132,010        72.5             279                 234           0.06
Bridgewater
721 Route 202/206 .......................      1989     192,741       100.0           4,286               4,142           0.88

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue .......................      1985     182,555        97.5           4,568               4,001           0.94

Cranford
6 Commerce Drive ........................      1973      56,000        93.0           1,029                 964           0.21
11 Commerce Drive (6) ...................      1981      90,000        93.2           1,023                 908           0.21
12 Commerce Drive .......................      1967      72,260        96.3             604                 603           0.12
20 Commerce Drive .......................      1990     176,600       100.0           4,065               3,674           0.84

65 Jackson Drive ........................      1984      82,778       100.0           1,600               1,213           0.33


New Providence
890 Mountain Road .......................      1977      80,000       100.0           2,250               2,238           0.46

------------------------------------------------------------------------------------------------------------------------------------
Total New Jersey Office .................            11,430,809        98.0         229,544             220,922          47.39
------------------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK
Fishkill
300 South Lake Drive ....................      1987     118,727        97.3           2,184               2,157           0.45

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
Wayne
201 Willowbrook Boulevard ...............    13.63           13.55      The Grand Union Company (76%), Woodward-Clyde
                                                                        Consultants (23%)

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road .......................    15.20           14.12      Avaya Inc. (100%)
233 Mt. Airy Road .......................    11.55           10.79      Avaya Inc. (100%)
Bernards
106 Allen Road (7) ......................    24.84(9)        20.83(9)   KPMG Consulting LLC (59%)
Bridgewater
721 Route 202/206 .......................    22.24           21.49      Allstate Insurance Company (37%), Norris, McLaughlin &
                                                                        Marcus, PA (30%)
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue .......................    25.66           22.48      CAP Gemini America Inc. (54%), Equitable Life Assurance
                                                                        (10%), Mastercare Companies Inc. (10%)
Cranford
6 Commerce Drive ........................    19.76           18.51      Kendle International Inc. (50%)
11 Commerce Drive (6) ...................    12.20           10.82      Northeast Administrators (10%)
12 Commerce Drive .......................     8.68            8.67      Dames & Moore (40%), Registrar & Transfer Company (36%)
20 Commerce Drive .......................    23.02           20.80      Public Service Electric & Gas Company (26%), Quintiles Inc.
                                                                        (21%)
65 Jackson Drive ........................    19.33           14.65      Kraft General Foods, Inc. (35%), Allstate Insurance Company
                                                                        (27%), Procter & Gamble Distribution Co., Inc. (18%),
                                                                        Provident Companies Inc. (14%)
New Providence
890 Mountain Road .......................    28.13           27.98      Aspen Technology Inc. (52%), Dun & Bradstreet (27%), K Line
                                                                        America, Inc. (16%)
-----------------------------------------------------------------------------------------------------------------------------------
Total New Jersey Office .................    21.01           20.22
-----------------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK
Fishkill
300 South Lake Drive ....................    18.91           18.67      Allstate Insurance Company (16%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive .....................      1983     206,274       100.0         4,808               4,808            0.99
111 East Shore Road .....................      1980      55,575       100.0         1,518               1,514            0.31

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard .....................      1988     180,000        99.8         3,631               3,463            0.75


WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (6) .................      1975      60,000        91.7           938                 869            0.19
101 Executive Boulevard .................      1971      50,000        79.3           801                 772            0.17

555 Taxter Road (7) .....................      1986     170,554       100.0         2,457               2,457            0.51

565 Taxter Road (7) .....................      1988     170,554        86.6         2,052               2,047            0.42

570 Taxter Road .........................      1972      75,000        96.5         1,456               1,398            0.30

Hawthorne
30 Saw Mill River Road ..................      1982     248,400       100.0         5,215               4,301            1.07
1 Skyline Drive .........................      1980      20,400        99.0           300                 289            0.06
2 Skyline Drive .........................      1987      30,000        98.9           479                 435            0.10
7 Skyline Drive .........................      1987     109,000       100.0         2,196               2,193            0.45
17 Skyline Drive ........................      1989      85,000       100.0         1,233               1,233            0.25

Tarrytown
200 White Plains Road ...................      1982      89,000        88.1         1,734               1,581            0.36

220 White Plains Road ...................      1984      89,000        95.4         2,117               2,020            0.44

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive .....................    23.31           23.31      CMP Media, Inc. (100%)
111 East Shore Road .....................    27.31           27.24      Administrators For The Professions, Inc. (100%)

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard .....................    20.21           19.28      The Prudential Insurance Co. (21%), Provident Savings Bank
                                                                        F.A. (20%), Allstate Insurance Company (19%)

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (6) .................    17.05           15.79      MIM Corporation (18%), Amerihealth Inc. (13%)
101 Executive Boulevard .................    20.20           19.47      Pennysaver Group Inc. (23%), MCS Business Solutions Inc.
                                                                        (11%)
555 Taxter Road (7) .....................    23.58           23.58      Fuji Photo Film USA Inc. (64%), Royal Indemnity Company
                                                                        (12%)
565 Taxter Road (7) .....................    22.74           22.68      Nextel of New York Inc. (29%), KLM Royal Dutch Airlines
                                                                        (10%), Nationwide Mutual Insurance (10%)
570 Taxter Road .........................    20.12           19.32      New York State United Teachers Association (11%),
                                                                        Wilder Balter Partners LLC (11%)
Hawthorne
30 Saw Mill River Road ..................    20.99           17.31      IBM Corporation (100%)
1 Skyline Drive .........................    14.85           14.31      Boxx International Corp. (50%), Childtime Childcare Inc.
                                                                        (49%)
2 Skyline Drive .........................    16.14           14.66      MW Samara (56%), Perini Construction (43%)
7 Skyline Drive .........................    20.15           20.12      E.M. Industries Inc. (42%), Cortlandt Group Inc. (14%)
17 Skyline Drive ........................    14.51           14.51      IBM Corporation (100%)

Tarrytown
200 White Plains Road ...................    22.11           20.16      Allmerica Financial (17%), Independent Health Associates
                                                                        Inc., (17%), NYS Dept. of Environmental Services (13%)
220 White Plains Road ...................    24.93           23.79      Eagle Family Foods Inc. (17%), ATM Services Inc. (10%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
White Plains
1 Barker Avenue .........................      1975      68,000        99.0         1,605               1,568             0.33

3 Barker Avenue .........................      1983      65,300        93.3         1,251               1,217             0.26

50 Main Street ..........................      1985     309,000        99.6         7,641               7,216             1.58

11 Martine Avenue .......................      1987     180,000       100.0         4,529               4,192             0.93


1 Water Street ..........................      1979      45,700        99.8         1,048               1,014             0.22

Yonkers
1 Executive Boulevard ...................      1982     112,000       100.0         2,380               2,252             0.49


3 Executive Plaza .......................      1987      58,000       100.0         1,418               1,371             0.29



------------------------------------------------------------------------------------------------------------------------------------
Total New York Office ...................             2,595,484        97.5        52,991              50,367            10.92
------------------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive ....................      1989      60,696        93.6         1,485               1,476             0.31
1055 Westlakes Drive ....................      1990     118,487        42.9         2,305               2,305             0.48
1205 Westlakes Drive ....................      1988     130,265        99.8         2,875               2,836             0.59

1235 Westlakes Drive ....................      1986     134,902       100.0         3,229               3,130             0.67

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
White Plains
1 Barker Avenue .........................    23.84           23.29      O'Connor McGuinn Conte (19%), United Skys Realty Corp.
                                                                        (18%)
3 Barker Avenue .........................    20.53           19.98      Bernard C. Harris Publishing Co. Inc. (56%), TNS Intersearch
                                                                        Corporation (10%)
50 Main Street ..........................    24.83           23.45      TMP Worldwide Inc. (15%), National Economic Research
                                                                        (10%)
11 Martine Avenue .......................    25.16           23.29      Salomon Smith Barney Inc. (12%), McCarthy Fingar Donovan
                                                                        Et Al (11%), David Worby (11%), Dean Witter Reynolds Inc.
                                                                        (11%)
1 Water Street ..........................    22.98           22.23      Trigen Energy Company (48%), Stewart Title Insurance Co.
                                                                        (16%)
Yonkers
1 Executive Boulevard ...................    21.25           20.11      Wise Contact US Optical Corp. (12%), AVR Realty Company
                                                                        (11%), Protective Tech International (11%), York
                                                                        International Agency Inc. (11%)
3 Executive Plaza .......................    24.45           23.64      Montefiore Medical Center (45%), Metropolitan Life Insurance
                                                                        (21%), Allstate Insurance Company (20%),
                                                                        City & Suburban Federal Savings Bank (14%)

------------------------------------------------------------------------------------------------------------------------------------
Total New York Office ...................    22.08           21.05
------------------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive ....................    26.14           25.98      Drinker Biddle & Reath (42%), PNC Bank, NA (38%)
1055 Westlakes Drive ....................    45.35           45.35      Regus Business Centre Corp. (34%)
1205 Westlakes Drive ....................    22.11           21.81      Provident Mutual Life Insurance Co. (35%), Oracle
                                                                        Corporation (30%), International Rehab Assoc. (10%)
1235 Westlakes Drive ....................    23.94           23.20      Pepper Hamilton & Scheetz L.L.P. (22%), Ratner & Prestia
                                                                        (16%), Turner Investment Partners (10%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                         Consolidated Property Listings

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive ..............               1986      95,000       100.0          1,703               1,593           0.35
200 Stevens Drive ..............               1987     208,000       100.0          4,227               4,011           0.87
300 Stevens Drive ..............               1992      68,000        92.3          1,414               1,359           0.29

Media
1400 Providence Road - Center I                1986     100,000        86.4          1,797               1,713           0.37
1400 Providence Road - Center II               1990     160,000        80.3          2,923               2,752           0.60

MONTGOMERY COUNTY, PENNSYLVANIA
Lower Providence
1000 Madison Avenue ............               1990     100,700       100.0          1,803               1,769           0.37

Plymouth Meeting
1150 Plymouth Meeting Mall .....               1970     167,748        91.8          2,766               2,718           0.57


Five Sentry Parkway East .......               1984      91,600       100.0          1,499               1,494           0.31
Five Sentry Parkway West .......               1984      38,400       100.0            689                 688           0.14
------------------------------------------------------------------------------------------------------------------------------------
Total Pennsylvania Office ......                      1,473,798        90.8         28,715              27,844           5.92
------------------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue .........               1973     121,250        97.5          2,941               2,845           0.61

Norwalk
40 Richards Avenue .............               1985     145,487        96.8          3,077               2,927           0.63

Shelton
1000 Bridgeport Avenue .........               1986     133,000       100.0          2,266               2,221           0.47

------------------------------------------------------------------------------------------------------------------------------------
Total Connecticut Office .......                        399,737        98.1          8,284               7,993           1.71
------------------------------------------------------------------------------------------------------------------------------------

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive ..............             17.93           16.77      Keystone Mercy Health Plan (100%)
200 Stevens Drive ..............             20.32           19.28      Keystone Mercy Health Plan (100%)
300 Stevens Drive ..............             22.53           21.65      Bluestone Software Inc. (39%), Keystone Mercy Health Plan
                                                                        (33%)
Media
1400 Providence Road - Center I              20.80           19.83      General Services Admin. (13%), Erie Insurance Company (11%)
1400 Providence Road - Center II             22.75           21.42      Barnett International (36%)

MONTGOMERY COUNTY, PENNSYLVANIA
Lower Providence
1000 Madison Avenue ............             17.90           17.57      Reality Online Inc. (42%), Banc One National Processing
                                                                        (21%), Danka Corporation (14%), Seton Company (12%)
Plymouth Meeting
1150 Plymouth Meeting Mall .....             17.96           17.65      Computer Learning Centers, Inc. (18%), Ken-Crest Services
                                                                        (18%), Ikea US General Partners Inc. (14%), ECC Management
                                                                        Services (13%)
Five Sentry Parkway East .......             16.36           16.31      Merck & Co. Inc. (77%), Selas Fluid Processing Corp. (23%)
Five Sentry Parkway West .......             17.94           17.92      Merck & Co. Inc. (70%), David Cutler Group (30%)
-----------------------------------------------------------------------------------------------------------------------------------
Total Pennsylvania Office ......             21.46           20.81
-----------------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue .........             24.88           24.07      Hachette Filipacchi Magazines (27%), McMahan Securities Co.
                                                                        LP (15%) Winklevoss Consultants Inc. (12%)
Norwalk
40 Richards Avenue .............             21.85           20.78      South Beach Beverage Co., LLC (14%), Media Horizons Inc.
                                                                        (11%), Programmed Solutions Inc. (10%)
Shelton
1000 Bridgeport Avenue .........             17.04           16.70      William Carter Company (23%), Weseley Software
                                                                        Development (22%), Toyota Motor Credit Corporation (11%),
                                                                        LandStar Gemini Inc. (11%)
-----------------------------------------------------------------------------------------------------------------------------------
Total Connecticut Office .......             21.13           20.39
-----------------------------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON, D.C
1201 Connecticut Avenue, NW ....               1940   169,549         100.0          5,129               5,100           1.06

1400 L Street, NW ..............               1987   159,000         100.0          5,990               5,896           1.24
1709 New York Avenue, NW .......               1972   166,000         100.0          7,227               7,076           1.49

------------------------------------------------------------------------------------------------------------------------------------
Total District of Columbia Office                     494,549         100.0         18,346              18,072           3.79
------------------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place ..........               1989   122,000          92.9          2,543               2,442           0.52

------------------------------------------------------------------------------------------------------------------------------------
Total Maryland Office ..........                      122,000          92.9          2,543               2,442           0.52
------------------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS
San Antonio
200 Concord Plaza Drive ........               1986   248,700          97.4          4,371               4,324           0.90
84 N.E. Loop 410 ...............               1971   187,312          89.9          2,545               2,528           0.53

1777 N.E. Loop 410 .............               1986   256,137          83.0          3,718               3,631           0.76
111 Soledad ....................               1918   248,153          93.0          2,621               2,532           0.54

COLLIN COUNTY, TEXAS
Plano
555 Republic Place .............               1986    97,889          85.0          1,421               1,346           0.29
DALLAS COUNTY,TEXAS
Dallas
3030 LBJ Freeway (6) ...........               1984   367,018          96.8          6,543               6,278           1.35
3100 Monticello ................               1984   173,837          94.6          2,752               2,682           0.57


8214 Westchester ...............               1983    95,509          81.4          1,242               1,192           0.26

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON, D.C ................
1201 Connecticut Avenue, NW ....             30.25           30.08      Zuckerman Spaeder Goldstein (29%), Leo A. Daly Company
                                                                        (17%), RFE/RL Inc. (16%)
1400 L Street, NW ..............             37.67           37.08      Winston & Strawn (68%)
1709 New York Avenue, NW .......             43.54           42.63      Board of Gov/Federal Reserve (70%), United States of
                                                                        America -GSA (25%)
------------------------------------------------------------------------------------------------------------------------------------
Total District of Columbia Office            37.10           36.54
------------------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place ..........             22.44           21.55      Group I Software Inc. (45%), Infinity Broadcasting Company
                                                                        (16%), State Farm Mutual Auto Ins. Co. (11%)
------------------------------------------------------------------------------------------------------------------------------------
Total Maryland Office ..........             22.44           21.55
------------------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS
San Antonio
200 Concord Plaza Drive ........             18.04           17.85      Merrill Lynch Pierce Fenner & Smith (12%)
84 N.E. Loop 410 ...............             15.11           15.01      Pacificare of Texas, Inc. (30%), KBL Cable, Inc. (26%),
                                                                        Kraft General Foods Inc. (25%)
1777 N.E. Loop 410 .............             17.49           17.08      --
111 Soledad ....................             11.36           10.97      SBC Communications, Inc. (38%)

COLLIN COUNTY, TEXAS
Plano
555 Republic Place .............             17.08           16.18      William F. Smith Enterprises (22%), Target Corporation (14%)
DALLAS COUNTY,TEXAS
Dallas
3030 LBJ Freeway (6) ...........             18.42           17.67      Club Corporation of America (39%)
3100 Monticello ................             16.73           16.31      Insignia Commercial, Inc. (23%), Time Marketing Corporation/
                                                                        Evans Group (12%), Heath Insurance Brokers, Inc. (11%),
                                                                        Tarragon Realty Adv. Inc. (11%), Summit Global Partners
                                                                        Texas (10%)
8214 Westchester ...............             15.98           15.33      Preston Business Center, Inc. (16%), Malone Mortgage
                                                                        Company America, Inc. (14%), State Bank & Trust Co. (11%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
Irving
2300 Valley View ...............               1985     142,634        97.4          1,903               1,786           0.39


Richardson
1122 Alma Road .................               1977      82,576       100.0            607                 607           0.13

HARRIS COUNTY, TEXAS
Houston
14511 Falling Creek ............               1982      70,999        98.8            924                 886           0.19
5225 Katy Freeway ..............               1983     112,213        97.1          1,468               1,338           0.30
5300 Memorial ..................               1982     155,099        98.8          2,298               2,257           0.47

1717 St. James Place ...........               1975     109,574        93.2          1,348               1,298           0.28
1770 St. James Place ...........               1973     103,689        84.2          1,263               1,205           0.26
10497 Town & Country Way .......               1981     148,434        78.4          1,766               1,666           0.36

POTTER COUNTY, TEXAS
Amarillo
6900 IH - 40 West (8) ..........               1986          --          --            190                 190           0.04

TARRANT COUNTY, TEXAS
Euless
150 West Parkway ...............               1984      74,429        91.0          1,062               1,030           0.22


TRAVIS COUNTY, TEXAS
Austin
1250 Capital of Texas Hwy. South (8)           1985          --          --          4,164               4,106           0.86
------------------------------------------------------------------------------------------------------------------------------------
Total Texas Office .............                      2,674,202        92.1         42,206              40,882           8.70
------------------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA
Glendale
5551 West Talavi Boulevard .....               1991     181,596       100.0          1,730               1,722           0.36
Phoenix
19640 North 31st Street ........               1990     124,171       100.0          1,506               1,453           0.31

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
Irving
2300 Valley View ...............             13.70           12.86      Alltel Information Services, Inc. (18%), Computer Task
                                                                        Group, Inc. (12%), Tricon Restaurant Services (12%), US
                                                                        Personnel Inc. (12%)
Richardson
1122 Alma Road .................              7.35            7.35      MCI Telecommunications Corp. (100%)

HARRIS COUNTY, TEXAS
Houston
14511 Falling Creek ............             13.17           12.63      Nationwide Mutual Insurance Company (17%)
5225 Katy Freeway ..............             13.47           12.28      State of Texas (17%)
5300 Memorial ..................             15.00           14.73      Drypers Corporation (20%), Datavox, Inc. (20%), HCI
                                                                        Chemicals USA, Inc. (19%)
1717 St. James Place ...........             13.20           12.71      MCX Corp (14%)
1770 St. James Place ...........             14.47           13.80      Neosoft Inc. (10%), Houston Interweb Design Inc. (10%)
10497 Town & Country Way .......             15.18           14.32      Vastar Resources, Inc. (23%)

POTTER COUNTY, TEXAS
Amarillo
6900 IH - 40 West (8) ..........                --              --      --

TARRANT COUNTY, TEXAS
Euless
150 West Parkway ...............             15.68           15.21      Warrantech Automotive, Inc. (40%), Mike Bowman Realtors/
                                                                        Century 21 Inc. (17%), Landmark Bank-Mid Cities (16%)

TRAVIS COUNTY, TEXAS
Austin
1250 Capital of Texas Hwy. South (8)            --              --      --
-----------------------------------------------------------------------------------------------------------------------------------
Total Texas Office .............             17.14           16.60
-----------------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA
Glendale
5551 West Talavi Boulevard .....              9.53            9.48      Honeywell, Inc. (100%)
Phoenix
19640 North 31st Street ........             12.13           11.70      American Express Travel Related Services Co., Inc. (100%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
Scottsdale
9060 E. Via Linda Boulevard ....               1984   111,200         100.0         2,404               2,404            0.50

------------------------------------------------------------------------------------------------------------------------------------
Total Arizona Office ...........                      416,967         100.0         5,640               5,579            1.17
------------------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO
Aurora
750 South Richfield Street .....               1997   108,240         100.0         2,911               2,911            0.60
Denver
400 South Colorado Boulevard ...               1983   125,415          97.8         2,182               2,108            0.45


Englewood
9359 East Nichols Avenue .......               1997    72,610         100.0           903                 903            0.19
5350 South Roslyn Street .......               1982    63,754         100.0         1,054               1,033            0.22

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court .....               1997    37,574         100.0           541                 541            0.11
303 South Technology Court-A ...               1997    34,454         100.0           396                 396            0.08
303 South Technology Court-B ...               1997    40,416         100.0           464                 464            0.10
Louisville
248 Centennial Parkway .........               1996    39,266         100.0           508                 507            0.10
1172 Century Drive .............               1996    49,566         100.0           641                 639            0.13

285 Century Place ..............               1997    69,145         100.0         1,087               1,087            0.22

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite ............               1974   133,743         100.0         1,287               1,287            0.27

DOUGLAS COUNTY, COLORADO
Englewood
400 Inverness Drive ............               1997   111,608          99.9         2,777               2,759            0.57


                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
Scottsdale
9060 E. Via Linda Boulevard ....             21.62           21.62      Sentry Insurance (63%), PCS Health Systems Inc. (37%)

------------------------------------------------------------------------------------------------------------------------------------
Total Arizona Office ...........             13.53           13.38
------------------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO
Aurora
750 South Richfield Street .....             26.89           26.89      T.R.W. Inc. (100%)
Denver
400 South Colorado Boulevard ...             17.79           17.19      Community Health Plan (32%), State of Colorado (12%),
                                                                        Wells Fargo Bank West NA (11%), Senter Goldfarb & Rice LLC
                                                                        (11%)
Englewood
9359 East Nichols Avenue .......             12.44           12.44      First Tennessee Bank NA (100%)
5350 South Roslyn Street .......             16.53           16.20      Alliance Metro Real Estate (19%), Business Word Inc. (17%)

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court .....             14.40           14.40      Sun Microsystems Inc. (100%)
303 South Technology Court-A ...             11.49           11.49      Sun Microsystems Inc. (100%)
303 South Technology Court-B ...             11.48           11.48      Sun Microsystems Inc. (100%)
Louisville
248 Centennial Parkway .........             12.94           12.91      Walnut Brewery Inc. (59%), Aircell Inc. (28%)
1172 Century Drive .............             12.93           12.89      Skyconnect Inc. (40%), Evolving Systems Inc. (22%),
                                                                        MCI Systemhouse Corp. (22%), RX Kinetix Inc. (16%)
285 Century Place ..............             15.72           15.72      HBO & Company of Georgia (100%)

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite ............              9.62            9.62      MDC Holding Inc. (100%)

DOUGLAS COUNTY, COLORADO
Englewood
400 Inverness Drive ............             24.91           24.75      Convergent Communications Inc. (26%), Ciber Inc. (22%),
                                                                        Compuware Corp. (19%), Ani Colorado Inc./Alliance Int'l
                                                                        (16%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                         Consolidated Property Listings

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
67 Inverness Drive East ........               1996      54,280       100.0            680                 677           0.14
384 Inverness Drive South ......               1985      51,523       100.0            833                 809           0.17

5975 South Quebec Street .......               1996     102,877        99.8          2,373               2,336           0.49

Parker
9777 Pyramid Court .............               1995     120,281       100.0          1,323               1,323           0.27

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer ..................               1998      47,368       100.0            611                 605           0.13

1975 Research Parkway ..........               1997     115,250       100.0          1,683               1,604           0.35

2375 Telstar Drive .............               1998      47,369       100.0            612                 605           0.13

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard ............               1985      63,600        98.9          1,111               1,047           0.23

------------------------------------------------------------------------------------------------------------------------------------
Total Colorado Office ..........                      1,488,339        99.7         23,977              23,641           4.95
------------------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street ..............               1977     183,445       100.0          6,170               5,426           1.27

760 Market Street ..............               1908     267,446        98.0          8,140               7,965           1.68
------------------------------------------------------------------------------------------------------------------------------------
Total California Office ........                        450,891        98.8         14,310              13,391           2.95
------------------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA
Tampa
501 Kennedy Boulevard ..........               1982     297,429        90.8          3,657               3,419           0.75

------------------------------------------------------------------------------------------------------------------------------------
Total Florida Office ...........                        297,429        90.8          3,657               3,419           0.75
------------------------------------------------------------------------------------------------------------------------------------

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
67 Inverness Drive East ........             12.53           12.47      T-Netix Inc. (69%), Convergent Communications Inc. (31%)
384 Inverness Drive South ......             16.17           15.70      Quickpen International Corp. (37%), United States of
                                                                        America - GSA (19%), Worth Group Architects (10%)
5975 South Quebec Street .......             23.11           22.75      Northern Telecom Inc. (43%), Silicon Graphics Inc. (28%),
                                                                        Qwest Communications Corp. (15%)
Parker
9777 Pyramid Court .............             11.00           11.00      Evolving System Inc. (100%)

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer ..................             12.90           12.77      Enterprise Systems Group Inc. (52%), URS Greiner Consultants
                                                                        Inc. (39%)
1975 Research Parkway ..........             14.60           13.92      Bombardier Capital Florida Inc. (52%), Concert Management
                                                                        Services (18%), General Dynamics Govt Systems (17%)
2375 Telstar Drive .............             12.92           12.77      Narwhal Corporation (45%), Memorial Hospital (39%), Aerotek
                                                                        Inc. (14%)
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard ............             17.66           16.65      Arbitration Forums Inc. (18%), Frontier Real Estate - BH&G
                                                                        (15%)
-----------------------------------------------------------------------------------------------------------------------------------
Total Colorado Office ..........             16.15           15.92
-----------------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street ..............             33.63           29.58      Move.com Operations Inc. (51%), AT&T Corp. (34%), Regus
                                                                        Business Centre Corp. (15%)
760 Market Street ..............             31.06           30.39      R.H. Macy & Company, Inc. (19%)
-----------------------------------------------------------------------------------------------------------------------------------
Total California Office ........             32.12           30.06
-----------------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA
Tampa
501 Kennedy Boulevard ..........             13.54           12.66      Fowler, White, Gillen, Boggs, Villareal & Banker, PA (33%),
                                                                        Sykes Enterprises Inc. (22%)
-----------------------------------------------------------------------------------------------------------------------------------
Total Florida Office ...........             13.54           12.66
-----------------------------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                         Consolidated Property Listings

                                Office Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
POLK COUNTY, IOWA
West Des Moines
2600 Westown Parkway ...........               1988      72,265       100.0           1,101               1,014           0.23



------------------------------------------------------------------------------------------------------------------------------------
Total Iowa Office ..............                         72,265       100.0           1,101               1,014           0.23
------------------------------------------------------------------------------------------------------------------------------------

DOUGLAS COUNTY, NEBRASKA
Omaha
210 South 16th Street (8) ......               1894          --          --           2,876               2,875           0.59

------------------------------------------------------------------------------------------------------------------------------------
Total Nebraska Office ..........                             --          --           2,876               2,875           0.59
------------------------------------------------------------------------------------------------------------------------------------


TOTAL OFFICE PROPERTIES ........                      21,916,470       96.8         434,190             418,441          89.59
====================================================================================================================================

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
POLK COUNTY, IOWA
West Des Moines
2600 Westown Parkway ...........             15.24           14.03      Magellan Behavorial Health (28%), New England Mutual Life
                                                                        Insurance Company (15%), American Express Financial
                                                                        Advisors, Inc. (15%), MCI Worldcom Communications (14%)

-----------------------------------------------------------------------------------------------------------------------------------
Total Iowa Office ..............             15.24           14.03
-----------------------------------------------------------------------------------------------------------------------------------

DOUGLAS COUNTY, NEBRASKA
Omaha
210 South 16th Street (8) ......                --              --      --

-----------------------------------------------------------------------------------------------------------------------------------
Total Nebraska Office ..........                --              --
-----------------------------------------------------------------------------------------------------------------------------------


TOTAL OFFICE PROPERTIES ........             20.87           20.12
===================================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                             Office/Flex Properties

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane ...................               1991   64,500           68.8         355                 343              0.07

5 Terri Lane ...................               1992   74,555           88.6         394                 385              0.08

Moorestown
2 Commerce Drive ...............               1986   49,000          100.0         363                 363              0.07
101 Commerce Drive .............               1988   64,700          100.0         336                 296              0.07
102 Commerce Drive .............               1987   38,400           87.5         185                 184              0.04




201 Commerce Drive .............               1986   38,400          100.0         196                 191              0.04

202 Commerce Drive .............               1988   51,200          100.0         268                 268              0.06
1 Executive Drive ..............               1989   20,570          100.0         172                 143              0.04
2 Executive Drive (7) ..........               1988   60,800          100.0         352                 343              0.07


101 Executive Drive ............               1990   29,355           80.0         140                 119              0.03

102 Executive Drive ............               1990   64,000           90.0         351                 308              0.07


225 Executive Drive ............               1990   50,600           86.2         333                 312              0.07
97 Foster Road .................               1982   43,200          100.0         186                 186              0.04

1507 Lancer Drive ..............               1995   32,700          100.0         139                 130              0.03
1510 Lancer Drive ..............               1998   88,000          100.0         370                 370              0.08
1256 North Church Street .......               1984   63,495           49.9         194                 165              0.04
840 North Lenola Road ..........               1995   38,300          100.0         266                 265              0.05

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane ...................             8.00            7.73       Tempel Steel Company (18%), ATC Group Services Inc. (10%),
                                                                        General Service Administrators (10%)
5 Terri Lane ...................             5.96            5.83       United Rentals Inc. (22%), Lykes Dispensing Systems Inc.
                                                                        (20%), West Electronics Inc. (12%)
Moorestown
2 Commerce Drive ...............             7.41            7.41       Computer Sciences Corporation (100%)
101 Commerce Drive .............             5.19            4.57       Beckett Corporation (100%)
102 Commerce Drive .............             5.51            5.48       Nelson Associates (25%), American Banknote Card Svcs.
                                                                        (13%), D&A Eastern Fasteners Inc. (13%), Moorestown
                                                                        Weightlifting Club (13%), Opex Corp. (13%), RGP
                                                                        Impressions Inc. (13%)
201 Commerce Drive .............             5.10            4.97       Flow Thru Metals Inc. (25%), Franchise Stores Realty Corp.
                                                                        (25%), RE/Com Group (25%), Tropicana Products Inc. (25%)
202 Commerce Drive .............             5.23            5.23       Standard Register Co. (100%)
1 Executive Drive ..............             8.36            6.95       Bechtel Infrastructure Corp. (48%), T.T.I. (18%)
2 Executive Drive (7) ..........             7.47            7.28       CSI Computer Specialists Inc. (32%), Total Product Supply
                                                                        Inc. (18%), On-Campus Marketing Concepts (16%),
                                                                        Nia Zia D/B/A Alpha Academy (10%)
101 Executive Drive ............             5.96            5.07       Bayada Nurses Inc. (36%), Foundations Inc. (15%), ABC
                                                                        Financial (10%), Bechtel Infrastructure Corp. (10%)
102 Executive Drive ............             6.09            5.35       Comtrex Systems Corp. (29%), Kencom Communications &
                                                                        Svcs. (21%), PDLJB Corporation (20%), Schermerhorn Bros.
                                                                        Co. (20%)
225 Executive Drive ............             7.63            7.15       Eastern Research Inc. (77%)
97 Foster Road .................             4.31            4.31       Consumer Response Company Inc. (50%), Pioneer and
                                                                        Company Inc. (33%), Colornet Inc. (17%)
1507 Lancer Drive ..............             4.25            3.98       Tad's Delivery Service Inc. (100%)
1510 Lancer Drive ..............             4.20            4.20       Tad's Delivery Service Inc. (100%)
1256 North Church Street .......             6.12            5.21       James C. Anderson Associates (30%), Ketec Inc. (20%)
840 North Lenola Road ..........             6.95            6.92       Millar Elevator Service Co. (31%), Omega Storage Inc. (31%)
                                                                        Technology Service Solutions (25%), Computer Integration
                                                                        Services (13%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                             Office/Flex Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
844 North Lenola Road ..........               1995   28,670          100.0         213                 213              0.04

915 North Lenola Road (7) ......               1998   52,488          100.0         131                 131              0.03


30 Twosome Drive ...............               1997   39,675          100.0         224                 224              0.05


40 Twosome Drive ...............               1996   40,265           93.4         165                 165              0.03

50 Twosome Drive ...............               1997   34,075          100.0         262                 262              0.05


West Deptford
1451 Metropolitan Drive ........               1996   21,600          100.0         148                 148              0.03

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive ..............               1989   13,275          100.0          46                  43              0.01
200 Horizon Drive ..............               1991   45,770          100.0         454                 439              0.09
300 Horizon Drive ..............               1989   69,780          100.0         703                 690              0.15



500 Horizon Drive ..............               1990   41,205           57.8         259                 231              0.05


MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway ............               1988   35,000          100.0         370                 354              0.08
1340 Campus Parkway ............               1992   72,502          100.0         813                 709              0.17

                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
844 North Lenola Road ..........              7.43            7.43      Lockheed Martin Corp. (41%), Curbell Inc. (33%), James J.
                                                                        Martin Inc. (25%)
915 North Lenola Road (7) ......              5.33            5.33      Premier Percussion USA Inc. (37%), Don-Mar of Connecticut,
                                                                        LLC (23%), Riley Sales Inc. (18%), United States Postal
                                                                        Service  (13%)
30 Twosome Drive ...............              5.65            5.65      Hartman Cards Inc. (28%), Sagot Office Interiors Inc. (24%),
                                                                        Aramark Sports Entertainment (14%), The Closet Factory
                                                                        (12%), C&L Packaging Inc. (12%), Mosler Inc. (10%)
40 Twosome Drive ...............              4.39            4.39      Neighborcare - TCI Inc. (49%), Marconi Communications Inc.
                                                                        (30%), Bellstar Inc. (14%)
50 Twosome Drive ...............              7.69            7.69      Wells Fargo Alarm Services (44%), Sussex Wine Merchants
                                                                        (42%), McCarthy Associates Inc. (14%)

West Deptford
1451 Metropolitan Drive ........              6.85            6.85      Garlock Bearings Inc. (100%)

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive ..............              3.47            3.24      PSEG Energy Technologies Inc. (100%)
200 Horizon Drive ..............              9.92            9.59      O.H.M. Remediation Services Corp. (100%)
300 Horizon Drive ..............             10.07            9.89      State of New Jersey/DEP (50%), Lucent Technologies Inc.
                                                                        (26%), Ward North America (14%), Stephen Gould of
                                                                        Pennsylvania (10%)
500 Horizon Drive ..............             10.87            9.70      Lakeview Child Center Inc. (19%), New Jersey Builders
                                                                        Assoc. (14%), Diedre Moire Corp. (11%)

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway ............             10.57           10.11      Cisco Systems Inc. (100%)
1340 Campus Parkway ............             11.21            9.78      Groundwater & Environmental Services Inc. (33%), GEAC
                                                                        Computers Inc. (22%), State Farm Mutual Insurance (17%),
                                                                        Association For Retarded Citizens (11%), Digital Lightwave,
                                                                        Inc. (11%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                             Office/Flex Properties
                                   (Continued)

                                                                                                                      Percentage
                                                                                                                     of Total 2000
                                                                   Percentage                                            Office,
                                                         Net         Leased           2000               2000          Office/Flex,
                                                       Rentable       as of           Base             Effective     and Industrial/
Property                                       Year     Area        12/31/00          Rent               Rent           Warehouse
Location                                      Built   (Sq. Ft.)     (%) (1)      ($000's) (2) (6)   ($000's) (3) (6)  Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
1345 Campus Parkway ......                    1995    76,300          00.0          710                 706              0.15

1433 Highway 34 ..........                    1985    69,020          00.0          557                 479              0.11


1320 Wyckoff Avenue ......                    1986    20,336          00.0          132                 125              0.03
1324 Wyckoff Avenue ......                    1987    21,168          00.0          183                 147              0.04


PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court ...........                    1999    38,961          84.0          136                 111              0.03

2 Center Court ...........                    1998    30,600          99.3          348                 237              0.07

11 Commerce Way ..........                    1989    47,025          00.0          513                 447              0.11

20 Commerce Way ..........                    1992    42,540          00.0          446                 442              0.09

29 Commerce Way ..........                    1990    48,930          00.0          504                 450              0.10


40 Commerce Way ..........                    1987    50,576          85.7          534                 439              0.11

45 Commerce Way ..........                    1992    51,207          00.0          496                 452              0.10

60 Commerce Way ..........                    1988    50,333          00.0          457                 387              0.09


80 Commerce Way ..........                    1996    22,500          00.0          282                 176              0.06

100 Commerce Way .........                    1996    24,600          00.0          308                 192              0.06

120 Commerce Way .........                    1994     9,024          00.0           86                  81              0.02
140 Commerce Way .........                    1994    26,881          99.5          256                 245              0.05


                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                            Base Rent         Rent      Rentable Area Per
Property                                   Per Sq. Ft.     Per Sq. Ft.  Property as of
Location                                    ($) (4) (6)    ($) (5) (6)  12/31/00 (6)
-----------------------------------------------------------------------------------------------------------------------------------
1345 Campus Parkway ......                    9.31            9.25      Depot America, Inc. (37%), Quadramed Corp. (23%), De Vine
                                                                        Corp. (10%)
1433 Highway 34 ..........                    8.07            6.94      State Farm Mutual Insurance Co. (48%), CACI Technologies
                                                                        Inc. (18%), Depot America (12%), New Jersey
                                                                        Natural Gas Co (11%)
1320 Wyckoff Avenue ......                    6.49            6.15      The County of Monmouth (100%)
1324 Wyckoff Avenue ......                    8.65            6.94      Blackhawk Management Corp. (53%), Systems Fulfillment
                                                                        (25%), Supply Saver, Inc. (22%)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court ...........                    4.16            3.39      Rock-Tenn Converting Company (46%), Eizo Nanao
                                                                        Technologies Inc. (38%)
2 Center Court ...........                   11.45            7.80      Nomadic Display (36%), Electro Rent Corp. (33%), Alpine
                                                                        Electronics of America (30%)
11 Commerce Way ..........                   10.91            9.51      Coram Alternative Site Services (56%), D.A. Kopp &
                                                                        Associates Inc. (22%), Olsten Health Services (11%),
                                                                        Ericsson Inc. (11%)
20 Commerce Way ..........                   10.48           10.39      Emersub LXXXVII Inc. (41%), Lodan Totowa Inc. F/K/A
                                                                        Emersub (21%), Dish Network Service Corp. (14%)
29 Commerce Way ..........                   10.30            9.20      Sandvik Sorting Systems, Inc. (44%), Patterson Dental
                                                                        Supply Inc. (23%), Fujitec America Inc. (22%), Williams
                                                                        Communications LLC (11%)
40 Commerce Way ..........                   12.32           10.13      Thomson Electron Tubes (43%), Intertek Testing Services Inc.
                                                                        (29%), System 3R USA Inc. (14%)
45 Commerce Way ..........                    9.69            8.83      Ericsson Inc. (52%), Woodward Clyde
                                                                        Consultants (27%), Oakwood Corporate Housing (21%)
60 Commerce Way ..........                    9.08            7.69      Ericsson Inc. (29%), Jen Mar Graphics Inc. (27%), Dolan &
                                                                        Traynor Building Prod (16%), Prestige Telecom Ltd. (14%),
                                                                        HW Exhibits (14%)
80 Commerce Way ..........                   12.53            7.82      Learning Stop LLC (40%), Idexx Veterinary Services (37%),
                                                                        Inter-American Safety Council (12%)
100 Commerce Way .........                   12.52            7.80      Pharmerica Inc. (34%), Minolta Business Systems Inc. (34%),
                                                                        CCH Incorporated (32%)
120 Commerce Way .........                    9.53            8.98      Senior Care Centers of America (100%)
140 Commerce Way .........                    9.57            9.16      Universal Hospital Services (29%), Advanced Image Systems
                                                                        Inc. (20%), MSR Publications Inc. (19%), Holder Group Inc.
                                                                        (11%), Alpha Testing (10%), Showa Tool USA, Inc. (10%)


================================================================================

                          Mack-Cali Realty Corporation
                   Supplemental Operating and Financial Data
                    for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                             Office/Flex Properties
                                   (Continued)

                                                                                                                       Percentage
                                                                                                                      of Total 2000
                                                                   Percentage                                            Office,
                                                        Net          Leased           2000              2000          Office/Flex,
                                                     Rentable         as of           Base            Effective      and Industrial/
Property                                   Year        Area         12/31/00          Rent              Rent            Warehouse
Location                                  Built      (Sq. Ft.)       (%) (1)    ($000's) (2) (6)  ($000's) (3) (6)   Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
Total New Jersey Office/Flex                         1,996,081          94.1           14,336           13,096              2.95
------------------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road.....................    1974         31,800         100.0              316              310              0.07

75 Clearbrook Road.....................    1990         32,720         100.0              816              816              0.17
150 Clearbrook Road....................    1975         74,900          93.8            1,029              998              0.21


175 Clearbrook Road....................    1973         98,900          98.5            1,450            1,405              0.30

200 Clearbrook Road....................    1974         94,000          99.8            1,208            1,139              0.25
250 Clearbrook Road....................    1973        155,000          94.5            1,331            1,256              0.27


50 Executive Boulevard.................    1969         45,200          97.2              382              373              0.08

77 Executive Boulevard.................    1977         13,000          55.4              130              128              0.03
85 Executive Boulevard.................    1968         31,000          99.4              396              388              0.08

300 Executive Boulevard................    1970         60,000          99.7              597              577              0.12

350 Executive Boulevard................    1970         15,400          98.8              252              252              0.05
399 Executive Boulevard................    1962         80,000         100.0              968              931              0.20

400 Executive Boulevard................    1970         42,200         100.0              645              583              0.13
500 Executive Boulevard................    1970         41,600         100.0              614              587              0.13


525 Executive Boulevard................    1972         61,700         100.0              888              864              0.18



                                                           2000
                                           2000           Average      Tenants Leasing 10%
                                          Average        Effective     or More of Net
                                         Base Rent         Rent        Rentable Area Per
Property                                Per Sq. Ft.     Per Sq. Ft.    Property as of
Location                                ($) (4) (6)     ($) (5) (6)    12/31/00 (6)
------------------------------------------------------------------------------------------------------------------------------------
Total New Jersey Office/Flex                7.77              7.11
------------------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road...................       9.94              9.75     Creative Medical Supplies (28%), Eastern Jungle Gym Inc.
                                                                       (27%), MCS Marketing Group Inc. (24%), Treetops Inc. (21%)
75 Clearbrook Road...................      24.94             24.94     Evening Out Inc. (100%)
150 Clearbrook Road..................      14.65             14.21     Sportive Ventures I LLC (24%), Philips Medical Systems N.A.
                                                                       (18%), Transwestern Publications (12%), ADT Security
                                                                       Services Inc. (11%)
175 Clearbrook Road..................      14.88             14.42     Nextel of New York Inc. (35%), Hypres Inc. (15%), Perk-Up
                                                                       Inc. (10%)
200 Clearbrook Road..................      12.88             12.14     Brunschwig & Fils Inc. (39%), Proftech Corp (20%)
250 Clearbrook Road..................       9.09              8.57     AFP Imaging Corp (31%), The Artina Group Inc. (14%), Prints
                                                                       Plus Inc. (13%), Conri Services Inc. (10%), Merrill-Sharpe
                                                                       Ltd (10%)
50 Executive Boulevard...............       8.69              8.49     MMO Music Group (74%), Medcon Financial Services Inc.
                                                                       (22%)
77 Executive Boulevard...............      18.05             17.77     Bright Horizons Children Center (55%)
85 Executive Boulevard...............      12.85             12.59     VREX Inc (49%), Westhab Inc. (21%), Wald Optics Laboratory
                                                                       Inc. (13%), Saturn II Systems Inc. (11%)
300 Executive Boulevard..............       9.98              9.65     Princeton Ski Outlet Corp. (57%), Varta Batteries Inc. (31%),
                                                                       LMG International Inc. (12%)
350 Executive Boulevard..............      16.56             16.56     Copytex Corp. (99%)
399 Executive Boulevard..............      12.10             11.64     American Banknote Holographic (73%), Wine Enthusiast Inc.
                                                                       (15%), Brandon of Westchester (12%)
400 Executive Boulevard..............      15.28             13.82     Baker Engineering NY, Inc. (39%), Ultra Fabrics Inc. (25%)
500 Executive Boulevard..............      14.76             14.11     Original Consume (36%), Dover Elevator Co. (16%), Angelica
                                                                       Corp. (16%), Olympia Sports Inc. (13%), Philips Medical
                                                                       Systems N.A. (13%)
525 Executive Boulevard..............      14.39             14.00     Vie De France Yamazaki Inc. (59%), New York Blood Center
                                                                       Inc. (21%)


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                           Consolidated Property List

                             Office/Flex Properties
                                   (Continued)

                                                                                                                       Percentage
                                                                                                                      of Total 2000
                                                                   Percentage                                            Office,
                                                        Net          Leased           2000              2000          Office/Flex,
                                                     Rentable         as of           Base            Effective      and Industrial/
Property                                   Year        Area         12/31/00          Rent              Rent            Warehouse
Location                                  Built      (Sq. Ft.)       (%) (1)    ($000's) (2) (6)  ($000's) (3) (6)   Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
1 Westchester Plaza....................    1967         25,000         100.0              301              286              0.06

2 Westchester Plaza....................    1968         25,000         100.0              447              436              0.09
3 Westchester Plaza....................    1969         93,500         100.0            1,142            1,126              0.24

4 Westchester Plaza....................    1969         44,700          99.8              629              604              0.13

5 Westchester Plaza....................    1969         20,000         100.0              304              295              0.06


6 Westchester Plaza....................    1968         20,000         100.0              296              278              0.06

7 Westchester Plaza....................    1972         46,200         100.0              649              641              0.13
8 Westchester Plaza....................    1971         67,200          97.2              881              776              0.18

Hawthorne
200 Saw Mill River Road................    1965         51,100         100.0              626              599              0.13


4 Skyline Drive........................    1987         80,600          99.6            1,267            1,155              0.26
8 Skyline Drive........................    1985         50,000          98.9              854              717              0.18
10 Skyline Drive.......................    1985         20,000         100.0              283              262              0.06

11 Skyline Drive.......................    1989         45,000         100.0              689              641              0.14

12 Skyline Drive.......................    1999         46,850         100.0              806              646              0.17

15 Skyline Drive.......................    1989         55,000         100.0            1,005              912              0.21




                                                            2000
                                              2000         Average     Tenants Leasing 10%
                                             Average      Effective    or More of Net
                                            Base Rent       Rent       Rentable Area Per
Property                                   Per Sq. Ft.   Per Sq. Ft.   Property as of
Location                                   ($) (4) (6)   ($) (5) (6)   12/31/00 (6)
------------------------------------------------------------------------------------------------------------------------------------
1 Westchester Plaza....................       12.04           11.44    British Apparel (40%), Thin Film Concepts Inc. (20%),
                                                                       RS Knapp (20%), JT Lynne Representatives (20%)
2 Westchester Plaza....................       17.88           17.44    Board of Cooperative Education (80%), Kin-Tronics (11%)
3 Westchester Plaza....................       12.21           12.04    Reveo Inc. (51%), Kangol Headwear (28%), Esperya USA Inc.
                                                                       (12%)
4 Westchester Plaza....................       14.10           13.54    Metropolitan Life Insurance (38%), EEV Inc. (34%), Arsys
                                                                       Innotech Corp. (13%)
5 Westchester Plaza....................       15.20           14.75    Fujitsu Network Communications (38%), Rokonet Industries
                                                                       USA Inc. (25%), UA Plumbers Education Fund (25%),
                                                                       Furniture Etc. Inc. (12%)
6 Westchester Plaza....................       14.80           13.90    Pinkerton Systems Integration (28%), Xerox Corporation (28%),
                                                                       Game Parts Inc. (24%), Girard Rubber Co. (12%)
7 Westchester Plaza....................       14.05           13.87    Emigrant Savings Bank (69%), Fire End Croker Corp. (22%)
8 Westchester Plaza....................       13.49           11.88    Mamiya America Corp. (24%), Ciba Specialty Chemicals Corp.
                                                                       (17%), Kubra Data Transfer Ltd. (15%)
Hawthorne
200 Saw Mill River Road................       12.25           11.72    Walter DeGruyter Inc. (21%), Abscoa Industries Inc. (18%),
                                                                       TJ Quatroni Plumbing and Heat (17%), Cablevision Lightpath
                                                                       Inc. (12%), SI International Instruments Inc. (10%)
4 Skyline Drive........................       15.78           14.39    Alstom USA Inc. (27%), Evonyx Inc. (23%)
8 Skyline Drive........................       17.27           14.50    Clientsoft Inc. (70%), Evonyx Inc. (29%)
10 Skyline Drive.......................       14.15           13.10    Bi-Tronic Inc/LCA Sales Corp. (51%), Phoenix Systems Int'l
                                                                       (32%), ENSR Corp. (17%)
11 Skyline Drive.......................       15.31           14.24    Cube Computer Corp. (76%), Agathon Machine Tools Inc.
                                                                       (12%)
12 Skyline Drive.......................       17.20           13.79    Creative Visual Enterprises (38%), Medelec Inc. (32%), Savin
                                                                       Corporation (30%)
15 Skyline Drive.......................       18.27           16.58    Tellabs Operations Inc. (47%), Emisphere Technology Assoc.
                                                                       (23%), Minolta Business Solutions (16%), Acorda Therapeutics
                                                                       Inc. (14%)


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                             Office/Flex Properties
                                   (Continued)

                                                                                                                       Percentage
                                                                                                                      of Total 2000
                                                                   Percentage                                            Office,
                                                          Net        Leased           2000              2000          Office/Flex,
                                                       Rentable       as of           Base            Effective      and Industrial/
Property                                     Year        Area       12/31/00          Rent              Rent            Warehouse
Location                                    Built      (Sq. Ft.)     (%) (1)    ($000's) (2) (6)  ($000's) (3) (6)   Base Rent (%)
------------------------------------------------------------------------------------------------------------------------------------
Yonkers
100 Corporate Boulevard..................    1987         78,000        98.2            1,399            1,338              0.29


200 Corporate Boulevard South............    1990         84,000        99.8            1,380            1,350              0.28


4 Executive Plaza........................    1986         80,000        98.7            1,025              973              0.21

6 Executive Plaza........................    1987         80,000       100.0            1,110            1,093              0.23


1 Odell Plaza............................    1980        106,000        93.7            1,256            1,221              0.26

5 Odell Plaza............................    1983         38,400        99.6              536              528              0.11

7 Odell Plaza............................    1984         42,600        99.6              648              634              0.13

------------------------------------------------------------------------------------------------------------------------------------
Total New York Office/Flex                             2,076,570        98.3           28,555           27,118              5.88
------------------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue..........................    1986         88,000        94.0            1,486            1,460              0.31
500 West Avenue..........................    1988         25,000       100.0              422              384              0.09


550 West Avenue..........................    1990         54,000       100.0              785              663              0.16
600 West Avenue..........................    1999         66,000       100.0              722              685              0.15
650 West Avenue                              1998         40,000       100.0              555              441              0.11
------------------------------------------------------------------------------------------------------------------------------------
Total Connecticut Office/Flex                            273,000        98.1            3,970            3,633              0.82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTIES                           4,345,651        96.4           46,861           43,847              9.65
====================================================================================================================================


                                                             2000
                                               2000         Average     Tenants Leasing 10%
                                              Average      Effective    or More of Net
                                             Base Rent       Rent       Rentable Area Per
Property                                    Per Sq. Ft.   Per Sq. Ft.   Property as of
Location                                    ($) (4) (6)   ($) (5) (6)   12/31/00 (6)
------------------------------------------------------------------------------------------------------------------------------------
Yonkers
100 Corporate Boulevard..................      18.26           17.47    Montefiore Medical Center (28%), Sempra Energy Trading
                                                                        Corp. (13%), Minami International Corp. (12%), Otis Elevator
                                                                        Company (11%), Genzyme Genetics Corp. (11%)
200 Corporate Boulevard South............      16.46           16.10    Belmay Inc. (32%), Montefiore Medical Center (23%),
                                                                        Advanced Viral Research Corp. (20%), Micromold Products
                                                                        Inc. (10%)
4 Executive Plaza........................      12.98           12.32    Wise Contact US Optical Corp. (32%), E&B Giftware Inc.
                                                                        (22%), TT Systems LLC (10%)
6 Executive Plaza........................      13.88           13.66    Cablevision Systems Corp. (40%), CSC Holdings Inc. (12%),
                                                                        Yonkers Savings & Loan Assoc. (11%) , Empire Managed Care
                                                                        Inc. (10%)
1 Odell Plaza............................      12.65           12.29    Sportive Ventures 2 LLC (19%), Market Dynamics Group LLC
                                                                        (11%)
5 Odell Plaza............................      14.01           13.81    Voyetra Technologies Inc. (44%), Photo File Inc. (34%),
                                                                        Pharmerica Inc. (22%)
7 Odell Plaza............................      15.27           14.94    US Postal Service (41%), TT Systems Company (24%), Bright
                                                                        Horizons Childrens Center (16%)
------------------------------------------------------------------------------------------------------------------------------------
Total New York Office/Flex                     13.99           13.28
------------------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue..........................      17.96           17.65    Fuji Medical Systems USA Inc. (80%)
500 West Avenue..........................      16.88           15.36    Peppers and Rogers Group/Mark (35%), Lead Trackers Inc.
                                                                        (28%), Convergent Communications Inc. (26%), M Cohen
                                                                        and Sons Inc. (11%)
550 West Avenue..........................      14.54           12.28    Lifecodes Corp. (68%), Davidoff of Geneva (CT) Inc. (32%)
600 West Avenue..........................      10.94           10.38    Clarence House Imports, Ltd (100%)
650 West Avenue                                13.88           11.03    Davidoff of Geneva (CT) Inc. (100%)
------------------------------------------------------------------------------------------------------------------------------------
Total Connecticut Office/Flex                  14.83           13.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTIES                   11.25           10.53
====================================================================================================================================



================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                          Consolidated Property Listing

                         Industrial/Warehouse Properties



                                                                           Percentage
                                                                Net          Leased           2000              2000
                                                             Rentable         as of           Base            Effective
Property                                          Year         Area         12/31/00          Rent              Rent
Location                                         Built       (Sq. Ft.)       (%) (1)    ($000's) (2) (6)  ($000's) (3) (6)
-----------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane..............................    1957           6,600         100.0               57               56
2 Warehouse Lane..............................    1957          10,900         100.0              119              113

3 Warehouse Lane..............................    1957          77,200         100.0              290              279
4 Warehouse Lane..............................    1957         195,500          97.4            1,936            1,890

5 Warehouse Lane..............................    1957          75,100          97.1              774              706

6 Warehouse Lane..............................    1982          22,100         100.0              513              511

-----------------------------------------------------------------------------------------------------------------------------
Total Industrial/Warehouse Properties                          387,400          98.1            3,689            3,555
-----------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                                26,649,521          96.8          484,740          465,843
=============================================================================================================================

                                                Percentage
                                               of Total 2000                    2000
                                                  Office,         2000         Average     Tenants Leasing 10%
                                               Office/Flex,      Average      Effective    or More of Net
                                              and Industrial/   Base Rent       Rent       Rentable Area Per
Property                                         Warehouse     Per Sq. Ft.   Per Sq. Ft.   Property as of
Location                                      Base Rent (%)    ($) (4) (6)   ($) (5) (6)   12/31/00 (6)
------------------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane..........................           0.01          8.64            8.48    JP Trucking Service Center Inc. (100%)
2 Warehouse Lane..........................           0.02         10.92           10.37    RJ Bruno Roofing Inc. (55%), Teleport
                                                                                           Communications Group (41%)
3 Warehouse Lane..........................           0.06          3.76            3.61    United Parcel Service (100%)
4 Warehouse Lane..........................           0.40         10.17            9.93    San Mar Laboratories Inc. (63%),
                                                                                           Westinghouse Air Brake Co. Inc. (14%)
5 Warehouse Lane..........................           0.16         10.61            9.68    Great Spring Waters of America (48%),
                                                                                           Chamart Exclusives Inc. (16%), E & H Tire
                                                                                           Buying Service Inc. (11%)
6 Warehouse Lane..........................           0.11         23.21           23.12    Conway Central Express (100%)

------------------------------------------------------------------------------------------------------------------------------------
Total Industrial/Warehouse Properties                0.76          9.70            9.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                        100.0         19.14           18.40
====================================================================================================================================

(1)   Based on all leases in effect as of December 31, 2000.
(2) Total base rent for 2000, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(3) Total base rent for 2000 minus total 2000 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP.
(4) Base rent for 2000 divided by net rentable square feet leased at December 31, 2000. For those properties acquired or placed in service during 2000, amounts are annualized, as per Note 7.
(5) Effective rent for 2000 divided by net rentable square feet leased at December 31, 2000. For those properties acquired or placed in service during 2000, amounts are annualized, as per Note 7.
(6)   Excludes space leased by the Company.
(7) As this property was acquired or placed in service by the Company during 2000, the amounts represented in 2000 base rent and 2000 effective rent reflect only that portion of the year during which the Company owned or placed the property in service. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2000 average base rent per sq. ft. and 2000 average effective rent per sq. ft. for this property have been calculated by taking 2000 base rent and 2000 effective rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2000. These annualized per square foot amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entirety of 2000.
(8)   The property was sold by the Company in 2000.
(9)   Calculation based on square feet in service as of December 31, 2000.


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                               Significant Tenants

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of December 31, 2000, based upon annualized base rents:

                                                                       Percentage of
                                                    Annualized            Company        Square         Percentage of      Year of
                                     Number of      Base Rental       Annualized Base     Feet          Total Company       Lease
                                    Properties    Revenue ($) (1)   Rental Revenue (%)   Leased      Leased Sq. Ft. (%)  Expiration
-----------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services                   2             8,527,197           1.8             395,955          1.6           2007  (2)
Donaldson, Lufkin &
  Jenrette Securities Corp.              1             8,316,096           1.7             271,953          1.1           2011
Keystone Mercy Health Plan               3             7,429,219           1.6             325,843          1.3           2015  (3)
AT&T Corporation                         2             7,268,746           1.5             450,278          1.8           2009  (4)
Prentice-Hall Inc.                       1             6,744,495           1.4             474,801          1.9           2014
IBM Corporation                          3             6,390,275           1.3             361,688          1.4           2007  (5)
Toys `R' Us - NJ, Inc.                   1             5,342,672           1.1             242,518          1.0           2012
Waterhouse Securities, Inc.              1             5,253,555           1.1             184,222          0.7           2015
Nabisco Inc.                             3             5,183,132           1.1             310,243          1.2           2005  (6)
American Institute of Certified
  Public Accountants                     1             4,981,357           1.0             249,768          1.0           2012
Allstate Insurance Company               9             4,727,383           1.0             224,321          0.9           2009  (7)
Board of Gov./Federal Reserve            1             4,705,391           1.0             117,008          0.5           2009  (8)
Winston & Strawn                         1             4,381,770           0.9             108,100          0.4           2003
Dean Witter Trust Company                1             4,319,507           0.9             221,019          0.9           2008
CMP Media Inc.                           1             4,206,598           0.9             206,274          0.8           2014
KPMG Peat Marwick, LLP                   2             3,824,080           0.8             161,760          0.6           2007  (9)
Move.com Operations, Inc.                1             3,796,680           0.8              94,917          0.4           2006
Regus Business Centre Corp.              3             3,680,880           0.8             107,805          0.4           2011 (10)
Bank of Tokyo - Mitsubishi Ltd.          1             3,378,924           0.7             137,076          0.5           2009
Bankers Trust Harborside Inc.            1             3,272,500           0.7             385,000          1.5           2003
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                               105,730,457          22.1           5,030,549         19.9
===================================================================================================================================

(1) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(2) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(3)   22,694 square feet expire January 2003; 303,149 square feet expire April
      2015.
(4)   63,278 square feet expire May 2004; 387,000 square feet expire January
      2009.
(5) 28,289 square feet expire January 2002; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(6) 9,865 square feet expire September 2001; 300,378 square feet expire December 2005.
(7) 18,882 square feet expire April 2003; 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 31,143 square feet expire April 2008; 11,500 square feet expire April 2009.
(8)   94,719 square feet expire May 2005; 22,289 square feet expire July 2009.
(9) 104,556 square feet expire September 2002; 57,204 square feet expire July 2007.
(10) 28,000 square feet expire August 2010; 38,930 square feet expire April 2011; 40,875 square feet expire August 2011.


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                          Schedule of Lease Expirations

                           All Consolidated Properties

The following table sets forth a schedule of the lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning January 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                                    Average Annual
                                                              Percentage Of                          Rent Per Net
                                          Net Rentable        Total Leased        Annualized           Rentable        Percentage Of
                                          Area Subject         Square Feet        Base Rental         Square Foot       Annual Base
                          Number Of        To Expiring       Represented By      Revenue Under        Represented       Rent Under
Year Of                    Leases            Leases             Expiring           Expiring           By Expiring        Expiring
Expiration              Expiring (1)        (Sq. Ft.)        Leases (%) (2)     Leases ($) (3)        Leases ($)        Leases (%)
------------------------------------------------------------------------------------------------------------------------------------
2001..............            531            2,639,934             10.4             43,613,737            16.52            9.2

2002..............            515            3,150,437             12.4             56,082,268            17.80           11.8

2003..............            506            3,831,520             15.1             67,498,472            17.62           14.2

2004..............            350            2,378,899              9.4             45,239,146            19.02            9.5

2005..............            346            3,167,520             12.5             62,884,809            19.85           13.2

2006..............            163            1,899,748              7.5             38,795,616            20.42            8.1

2007..............             72            1,565,437              6.2             32,235,634            20.59            6.8

2008..............             51            1,149,547              4.5             19,628,343            17.07            4.1

2009..............             39            1,113,494              4.4             21,644,393            19.44            4.5

2010..............             77            1,167,775              4.6             23,066,952            19.75            4.8

2011..............             27            1,010,078              4.0             22,213,067            21.99            4.7

2012 and thereafter            40            2,301,556              9.0             43,724,798            19.00            9.1
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                   2,717           25,375,945 (4)        100.0            476,627,235            18.78           100.0
====================================================================================================================================

(1) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(2)   Excludes all unleased space as of December 31, 2000.
(3) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(4) Reconciliation to Company's total net rentable square footage is as follows:

                                                                                Square Feet              Percentage of Total
                                                                                -----------              -------------------
Square footage leased to commercial tenants                                      25,375,945                    95.2%
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                                          426,862                     1.6
Square footage unleased                                                             864,014                     3.2
                                                                                 ----------                   -----
Total net rentable square footage (does not include
 residential, land lease, retail or not-in-service properties)                   26,666,821                   100.0%
                                                                                 ==========                   ======


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                          Schedule of Lease Expirations

                                Office Properties

The following table sets forth a schedule of the lease expirations for the office properties beginning January 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                                     Average Annual
                                                             Percentage Of                            Rent Per Net
                                         Net Rentable        Total Leased          Annualized           Rentable       Percentage Of
                                         Area Subject         Square Feet          Base Rental         Square Foot      Annual Base
                          Number Of       To Expiring       Represented By        Revenue Under        Represented      Rent Under
Year Of                    Leases           Leases             Expiring             Expiring           By Expiring       Expiring
Expiration              Expiring (1)       (Sq. Ft.)        Leases (%) (2)       Leases ($) (3)        Leases ($)       Leases (%)
------------------------------------------------------------------------------------------------------------------------------------
2001..............            436             1,996,939             9.6              36,827,326            18.44           8.7

2002..............            410             2,318,146            11.1              47,490,669            20.49          11.2

2003..............            422             3,152,850            15.2              60,794,043            19.28          14.3

2004..............            293             1,814,213             8.7              38,785,904            21.38           9.2

2005..............            290             2,676,685            12.9              56,812,992            21.23          13.4

2006..............            137             1,554,837             7.5              33,508,335            21.55           7.9

2007..............             64             1,430,006             6.9              30,260,900            21.16           7.1

2008..............             45               964,500             4.6              18,204,342            18.87           4.3

2009..............             26               971,232             4.7              19,654,067            20.24           4.6

2010..............             53               855,944             4.1              18,361,508            21.45           4.3

2011..............             24               949,167             4.6              21,495,631            22.65           5.1

2012 and thereafter            35             2,115,868            10.1              41,494,249            19.61           9.9
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                   2,235            20,800,387           100.0             423,689,966            20.37         100.0
====================================================================================================================================

(1) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(2)   Excludes all unleased space as of December 31, 2000.
(3) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                          Schedule of Lease Expirations

                             Office/Flex Properties

The following table sets forth a schedule of the lease expirations for the office/flex properties beginning January 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                                     Average Annual
                                                               Percentage Of                          Rent Per Net
                                          Net Rentable         Total Leased          Annualized         Rentable       Percentage Of
                                          Area Subject          Square Feet          Base Rental       Square Foot      Annual Base
                          Number Of        To Expiring        Represented By        Revenue Under      Represented      Rent Under
Year Of                    Leases            Leases              Expiring             Expiring         By Expiring       Expiring
Expiration              Expiring (1)       (Sq. Ft.)          Leases (%) (2)      Leases ($)  (3)      Leases ($)        Leases(%)
------------------------------------------------------------------------------------------------------------------------------------
2001..............             89              632,213              15.1                6,677,238          10.56          13.7

2002..............            103              785,851              18.8                8,090,847          10.30          16.6

2003..............             80              580,696              13.9                6,203,311          10.68          12.7

2004..............             46              355,266               8.5                3,957,742          11.14           8.1

2005..............             53              477,681              11.4                5,889,941          12.33          12.1

2006..............             26              344,911               8.3                5,287,281          15.33          10.8

2007..............              8              135,431               3.2                1,974,734          14.58           4.0

2008..............              6              185,047               4.4                1,424,001           7.70           2.9

2009..............             12              130,462               3.1                1,884,126          14.44           3.9

2010..............             24              311,831               7.5                4,705,444          15.09           9.6

2011..............              3               60,911               1.5                  717,436          11.78           1.5

2012 and thereafter             4              177,688               4.3                1,965,549          11.06           4.1
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                     454            4,177,988             100.0               48,777,650          11.67         100.0
====================================================================================================================================

(1) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(2)   Excludes all unleased space as of December 31, 2000.
(3) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000

                          Schedule of Lease Expirations

                         Industrial/Warehouse Properties

The following table sets forth a schedule of the lease expirations for the industrial/warehouse properties beginning January 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                                    Average Annual
                                                              Percentage Of                          Rent Per Net
                                          Net Rentable        Total Leased         Annualized          Rentable        Percentage Of
                                          Area Subject         Square Feet         Base Rental        Square Foot       Annual Base
                          Number Of        To Expiring       Represented By       Revenue Under       Represented       Rent Under
Year Of                    Leases            Leases             Expiring            Expiring          By Expiring        Expiring
Expiration              Expiring (1)       (Sq. Ft.)         Leases (%) (2)      Leases ($) (3)       Leases ($)        Leases (%)
------------------------------------------------------------------------------------------------------------------------------------
2001..............              6               10,782              2.8                 109,173           10.13               3.0

2002..............              2               46,440             12.2                 500,752           10.78              13.5

2003..............              4               97,974             25.8                 501,118            5.11              13.5

2004..............             10              200,120             52.6               2,300,500           11.50              62.2

2005..............              3               13,154              3.5                 181,876           13.83               4.9

2009..............              1               11,800              3.1                 106,200            9.00               2.9
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                      26              380,270            100.0               3,699,619            9.73             100.0
====================================================================================================================================

(1) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(2)   Excludes all unleased space as of December 31, 2000.
(3) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rent revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

                          Stand-Alone Retail Properties

The following table sets forth a schedule of the lease expirations for the stand-alone retail properties beginning January 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                                    Average Annual
                                                              Percentage Of                          Rent Per Net
                                          Net Rentable        Total Leased        Annualized           Rentable        Percentage Of
                                          Area Subject         Square Feet        Base Rental         Square Foot       Annual Base
                          Number Of        To Expiring       Represented By      Revenue Under        Represented       Rent Under
Year Of                    Leases            Leases             Expiring           Expiring           By Expiring        Expiring
Expiration              Expiring (1)       (Sq. Ft.)         Leases (%) (2)       Leases ($)          Leases ($)        Leases (%)
------------------------------------------------------------------------------------------------------------------------------------
2004..............              1                9,300             53.8                195,000            20.97              42.4

2012 .............              1                8,000             46.2                265,000            33.12              57.6
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                       2               17,300            100.0                460,000            26.59             100.0
====================================================================================================================================

(1)   Includes stand-alone retail property tenants only.
(2) Annualized base rental revenue is based on actual December 2000 billings times 12. For leases whose rent commences after January 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


================================================================================

                          Mack-Cali Realty Corporation
                    Supplemental Operating and Financial Data
                     for the Quarter Ended December 31, 2000